UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-2183
                                   ---------------------------------------------



                         MassMutual Corporate Investors
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


      Patricia J. Walsh, Vice President, Secretary and Chief Legal Officer
    1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  413-226-1000
                                                    ----------------------------

Date of fiscal year end:  12/31
                          ------------------

Date of reporting period: 06/30/09
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

         Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

                                                                      MASSMUTUAL
                                                             CORPORATE INVESTORS

--------------------------------------------------------------------------------

                                                                  REPORT FOR THE
                                          FOR THE SIX MONTHS ENDED JUNE 30, 2009













                                                                          [LOGO]

ADVISER
Babson Capital Management LLC
1500 Main Street, P.O. 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN
Citibank, N.A.
New York, New York 10043

TRANSFER AGENT & REGISTRAR
Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

INTERNET WEBSITE
www.babsoncapital.com/mci

          MassMutual Corporate Investors
          c/o Babson Capital Management LLC
[LOGO]    1500 Main Street, Suite 2200
          Springfield, Massachusetts 01115
          (413) 226-1516

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICY

MassMutual Corporate Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol "MCI". The Trust's share price can be found in the financial section of most newspapers as "MassCp" or "MassMuInv" under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations with equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

FORM N-Q

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust's website: http://www.babsoncapital.com/mci; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust's website:
http:// www.babsoncapital.com/mci; and (2) on the SEC's website at http://www.sec.gov.


 MCI
Listed
 NYSE

TO OUR SHAREHOLDERS                               MassMutual Corporate Investors
July 31, 2009

We are pleased to present the June 30, 2009 Quarterly Report of MassMutual Corporate Investors (the "Trust").

The Board of Trustees declared a quarterly dividend of 54 cents per share, payable on August 14, 2009 to shareholders of record on August 3, 2009. The Trust had previously paid a 54 cent per share dividend for the preceding quarter.

U.S. equity markets, as approximated by the Russell 2000 Index, increased 20.69% for the quarter. U.S. fixed income markets, as approximated by the Barclays Capital U.S. Corporate High Yield Index, increased 23.07% for the quarter.

Middle market buyout activity increased moderately during the second quarter as the financial markets continued to stabilize. However, senior lending capacity, one of the key drivers of buyout activity, continues to be limited as banks and other senior capital providers refrain from taking risk. Until senior lending capacity expands, we expect middle market buyout activity to remain sluggish. During the quarter, we closed on two new investments and two add-on investments in existing portfolio companies. Shortly after quarter end, we closed on two additional new investments. While we are pleased with these additions to the portfolio, as new investments continue to be more conservatively structured and attractively priced than has been the market norm for the past few years, we do not expect a sustained rebound in new investment activity for the foreseeable future. We continue to spend considerable time working with our existing portfolio companies. The current weak economic conditions and the difficult banking environment is negatively impacting the ability of many of our portfolio companies to service their debts. We expect this to continue to be the case for at least the rest of 2009. We did have one portfolio company sold during the quarter and we realized a gain on our investment. However, we expect realization activity to remain slow until credit availability improves.

During the quarter, the Trust made private placement investments in two new issuers and two "follow-on" investments, totaling approximately $4.6 million. The follow-on investments purchased by the Trust were K P I Holdings, Inc. and Postle Aluminum Company LLC. The two new issuers were Apex Analytix Holding Corporation and Telecorps Holdings, Inc. The weighted average coupon of these investments was 12.64% (A brief description of these investments can be found in the Consolidated Schedule of Investments.)

During the quarter ended June 30, 2009, net assets of the Trust increased to $212,219,120 or $22.77 per share compared to $200,245,499 or $21.49 per share on
March 31, 2009, which translates into an 8.60% total return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Long term, the Trust returned -6.00%, 2.97%, 10.23%, 10.36%, and 14.01% for the 1-, 3-, 5-, 10-, and 25-year time periods, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends. The Trust earned 49 cents per share of net investment income for the quarter, compared to 57 cents per share in the previous quarter.

During the quarter ended June 30, 2009, the market price of the Trust increased 41.3% from $16.99 per share to $24.00 per share. The Trust's market price of $24.00 per share equates to a 5.4% premium to the June 30, 2009 net asset value per share. The Trust's average quarter-end premium for the 3, 5 and 10-year periods was 7.7%, 9.2% and 5.7%, respectively.

Thank you for your continued interest in and support of MassMutual Corporate Investors.

Sincerely,

/s/ Michael L. Klofas

Michael L. Klofas
President

PORTFOLIO COMPOSITION AS OF 6/30/09*

                            [PIE CHART APPEARS HERE]

                PRIVATE / 144A HIGH           PUBLIC HIGH YIELD
                YIELD DEBT                    DEBT
                66.6%                         17.6%

                PRIVATE / RESTRICTED          PUBLIC EQUITY
                EQUITY                        1.1%
                13.0%

                CASH & SHORT TERM
                INVESTMENTS
                1.7%

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2009
(UNAUDITED)


ASSETS:
Investments
     (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
     (Cost - $222,258,662)                                        $ 188,674,198
Corporate public securities at market value
(Cost - $56,069,298)                                                 44,211,690
Short-term securities at amortized cost                               3,275,000
                                                                  -------------
                                                                    236,160,888
Cash                                                                    770,848
Interest and dividends receivable                                     6,136,613
Receivable for investments sold                                         127,205
Prepaid taxes                                                           250,000
Other assets                                                             12,648
                                                                  -------------
     TOTAL ASSETS                                                   243,458,202
                                                                  -------------

LIABILITIES:
Payable for investments purchased                                        82,721
Investment advisory fee payable                                         663,185
Note payable                                                         30,000,000
Interest payable                                                        202,105
Accrued expenses                                                        176,746
Other payables                                                          114,325
                                                                  -------------
     TOTAL LIABILITIES                                               31,239,082
                                                                  -------------
     TOTAL NET ASSETS                                             $ 212,219,120
                                                                  =============

NET ASSETS:
Common shares, par value $1.00 per share;
 an unlimited number authorized                                   $   9,319,509
Additional paid-in capital                                          112,902,899
Retained net realized gain on investments, prior years              127,688,004
Undistributed net investment income                                   8,064,210
Accumulated net realized loss on investments                           (313,430)
Net unrealized depreciation of investments                          (45,442,072)
                                                                  -------------
     TOTAL NET ASSETS                                             $ 212,219,120
                                                                  =============
COMMON SHARES ISSUED AND OUTSTANDING                                  9,319,509
                                                                  =============
NET ASSET VALUE PER SHARE                                         $       22.77
                                                                  =============



See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2

CONSOLIDATED STATEMENT OF OPERATIONS              MassMutual Corporate Investors
FOR THE SIX MONTHS ENDED JUNE 30, 2009
(UNAUDITED)


INVESTMENT INCOME:
Interest                                                          $  12,315,656
Dividends                                                                18,584
Other                                                                    31,011
                                                                  -------------
     TOTAL INVESTMENT INCOME                                         12,365,251
                                                                  -------------

EXPENSES:
Investment advisory fees                                              1,288,952
Interest                                                                792,000
Trustees' fees and expenses                                             109,200
Professional fees                                                        84,000
Reports to shareholders                                                  60,000
Custodian fees                                                           15,000
Transfer agent/registrar's expenses                                      12,000
Other                                                                    82,186
                                                                  -------------
     TOTAL EXPENSES                                                   2,443,338
                                                                  -------------
INVESTMENT INCOME - NET                                               9,921,913
                                                                  -------------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments before taxes                         1,434,986
Income tax expense                                                      (10,479)
                                                                  -------------
Net realized gain on investments after taxes                          1,424,507
Net change in unrealized depreciation of investments                 (2,238,284)
                                                                  -------------
     NET LOSS ON INVESTMENTS                                           (813,777)
                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $   9,108,136
                                                                  =============



See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2009
(UNAUDITED)


NET DECREASE IN CASH:
Cash flows from operating activities:
     Purchases/Proceeds/Maturities from short-term portfolio
       securities, net                                            $   2,975,050
     Purchases of portfolio securities                              (19,447,725)
     Proceeds from disposition of portfolio securities               17,773,705
     Interest, dividends, and other income received                   9,364,454
     Interest expense paid                                             (792,000)
     Operating expenses paid                                         (1,647,599)
     Income taxes paid                                                  (26,479)
                                                                  -------------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                   8,199,406
                                                                  -------------

Cash flows from financing activities:
     Cash dividends paid from net investment income                 (10,065,070)
                                                                  -------------

          NET CASH USED FOR FINANCING ACTIVITIES                    (10,065,070)
                                                                  -------------

NET DECREASE IN CASH                                                 (1,865,664)
Cash - beginning of year                                              2,636,512
                                                                  -------------

CASH - END OF PERIOD                                              $     770,848
                                                                  =============


RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
CASH PROVIDED BY OPERATING ACTIVITIES:

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $   9,108,136
                                                                  -------------

     Decrease in investments                                          1,630,325
     Increase in interest and dividends receivable                   (2,689,120)
     Decrease in receivable for investments sold                         58,212
     Increase in other assets                                           (12,648)
     Increase in payable for investments purchased                       79,143
     Increase in investment advisory fee payable                         12,737
     Increase in accrued expenses                                         3,650
     Decrease in accrued taxes payable                                  (16,000)
     Increase in other payables                                          24,971
                                                                  -------------

          TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS              (908,730)
                                                                  -------------

          NET CASH PROVIDED BY OPERATING ACTIVITIES               $   8,199,406
                                                                  =============



See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
4

CONSOLIDATED STATEMENTS                           MassMutual Corporate Investors
OF CHANGES IN NET ASSETS


                                                                   For the six
                                                                   months ended         For the
                                                                     06/30/09          year ended
                                                                    (Unaudited)         12/31/08
                                                                  -------------      -------------
INCREASE (DECREASE) IN NET ASSETS:

Operations:
     Investment income - net                                      $   9,921,913      $  21,472,294
     Net realized gain (loss) on investments                          1,424,507         (2,459,420)
     Net change in unrealized depreciation of investments            (2,238,284)       (44,140,369)
                                                                  -------------      -------------
     Net increase (decrease) in net assets resulting from
       operations                                                     9,108,136        (25,127,495)

Increase from common shares issued on reinvestment of dividends
     Common shares issued (2008 - 81,890)                                    --          2,186,860

Dividends to shareholders from:
     Net investment income
     (2009 - $0.54 per share; 2008 - $2.16 per share)                (5,032,535)       (20,078,868)
                                                                  -------------      -------------


TOTAL INCREASE (DECREASE) IN NET ASSETS                               4,075,601        (43,019,503)

NET ASSETS, BEGINNING OF YEAR                                       208,143,519        251,163,022
                                                                  -------------      -------------

NET ASSETS, END OF PERIOD/YEAR (including undistributed net
  investment income of $8,064,210 and $3,174,832 respectively)    $ 212,219,120      $ 208,143,519
                                                                  =============      =============





See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING:

                                         For the six months                     For the years ended December 31,
                                          ended 06/30/2009  -----------------------------------------------------------------------
                                             (Unaudited)        2008           2007           2006           2005           2004
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net asset value:
   Beginning of year                         $     22.33    $     27.19    $     27.51    $     26.06    $     24.34    $     21.84
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net investment income (a)                           1.06           2.31           2.56           2.27           2.03           2.00

Net realized and unrealized
   gain (loss) on investments                      (0.08)         (5.02)         (0.35)          1.62           1.96(b)        2.64
                                             -----------    -----------    -----------    -----------    -----------    -----------
Total from investment operations                    0.98          (2.71)          2.21           3.89           3.99           4.64
                                             -----------    -----------    -----------    -----------    -----------    -----------
Dividends from net investment
   income to common shareholders                   (0.54)         (2.16)         (2.57)         (2.47)         (2.11)         (2.16)

Dividends from net realized gain
   on investments to common shareholders              --             --             --          (0.01)         (0.18)            --

Increase from dividends reinvested                    --           0.01           0.04           0.04           0.02           0.02
                                             -----------    -----------    -----------    -----------    -----------    -----------
Total dividends                                    (0.54)         (2.15)         (2.53)         (2.44)         (2.27)         (2.14)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net asset value: End of period/year          $     22.77    $     22.33    $     27.19    $     27.51    $     26.06    $     24.34
                                             -----------    -----------    -----------    -----------    -----------    -----------
Per share market value:
   End of period/year                        $     24.00    $     19.25    $     30.20    $     34.89    $     30.05    $     28.50
                                             ===========    ===========    ===========    ===========    ===========    ===========
Total investment return
   Net asset value (c)                             4.51%        (10.34%)         8.72%         18.06%         20.04%         22.76%
   Market value                                   27.78%        (30.44%)        (8.78%)        29.04%         16.95%         36.10%

Net assets (in millions):
   End of period/year                        $    212.22    $    208.14    $    251.16    $    251.69    $    236.28    $    218.51

Ratio of operating expenses
   to average net assets                           1.61%(d)       1.49%          1.55%          1.43%          1.78%          1.93%

Ratio of interest expense
   to average net assets                           0.77%(d)       0.67%          0.59%          0.60%          0.73%          0.77%

Ratio of income tax expense
   to average net assets (e)                       0.01%(d)       0.00%          0.35%          2.46%          2.84%          0.69%

Ratio of total expenses before custodian
   fee reduction to average net assets (e)         2.39%(d)       2.16%          2.49%          4.53%          5.36%          3.39%

Ratio of net expenses after custodian fee
   reduction to average net assets (e)             2.39%(d)       2.16%          2.49%          4.49%          5.35%          3.39%

Ratio of net investment income
   to average net assets                           9.65%(d)       9.01%          9.17%          8.19%          7.98%          8.68%

Portfolio turnover                                    8%            32%            44%            35%            35%            53%


(a) Calculated using average shares.
(b) Amount includes $0.19 per share in litigation proceeds.
(c) Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d) Annualized
(e) As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to the shareholders.

Senior borrowings:
Total principal amount (in millions)         $        30    $        30    $        30    $        20    $        20    $        29

Asset coverage per $1,000 of indebtedness    $     8,074    $     7,938    $     9,372    $    13,584    $    12,814    $     8,535


See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES - 88.91%:(A)                               PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
PRIVATE PLACEMENT INVESTMENTS - 84.08%
A H C HOLDING COMPANY, INC.
A designer and manufacturer of boilers and water heaters for the commercial sector.
15% Senior Subordinated Note due 2015                                    $   2,441,340   11/21/07   $   2,389,139   $   2,433,500
Limited Partnership Interest (B)                                           23.16% int.   11/21/07         224,795         199,725
                                                                                                    -------------   -------------
                                                                                                        2,613,934       2,633,225
                                                                                                    -------------   -------------
A S A P INDUSTRIES LLC
A designer and manufacturer of components used on oil and natural gas wells.
12.5% Senior Subordinated Note due 2015                                  $   1,134,594   12/31/08         985,537       1,168,632
Limited Liability Company Unit Class A-2 (B)                                1,276 uts.   12/31/08         140,406         133,386
Limited Liability Company Unit Class A-3 (B)                                1,149 uts.   12/31/08         126,365              11
                                                                                                    -------------   -------------
                                                                                                        1,252,308       1,302,029
                                                                                                    -------------   -------------
A T I ACQUISITION COMPANY
A for-profit post-secondary school serving students in Texas, Florida and Arizona.
12% Senior Subordinated Note due 2012                                    $   2,125,000   04/08/04       2,125,000       2,125,000
Warrant, exercisable until 2012, to purchase
 preferred stock at $.01 per share (B)                                         13 shs.   11/16/07            --            22,796
Warrant, exercisable until 2012, to purchase
 common stock at $.02 per share (B)                                         2,323 shs.   04/08/04            --         2,240,519
                                                                                                    -------------   -------------
                                                                                                        2,125,000       4,388,315
                                                                                                    -------------   -------------
A W X HOLDINGS CORPORATION
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 2014                                  $     735,000   05/15/08         720,300         690,163
13% Senior Subordinated Note due 2015                                    $     735,000   05/15/08         664,475         673,751
Common Stock (B)                                                          105,000 shs.   05/15/08         105,000            --
Warrant, exercisable until 2015, to purchase
 common stock at $.01 per share (B)                                        36,923 shs.   05/15/08          62,395            --
                                                                                                    -------------   -------------
                                                                                                        1,552,170       1,363,914
                                                                                                    -------------   -------------
ADVANCED TECHNOLOGIES HOLDINGS
A provider of factory maintence services to industrial companies.
15% Senior Subordinated Note due 2013                                    $   2,134,244   12/27/07       2,091,037       2,122,027
Preferred Stock (B)                                                         1,031 shs.   12/27/07         510,000         518,270
                                                                                                    -------------   -------------
                                                                                                        2,601,037       2,640,297
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                7

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
AERO HOLDINGS, INC.
A provider of geospatial services to corporate and government clients.
10.5% Senior Secured Term Note due 2014                                  $   1,627,500   03/09/07   $   1,603,088   $   1,657,228
14% Senior Subordinated Note due 2015                                    $   1,260,000   03/09/07       1,145,612       1,272,600
Common Stock (B)                                                          262,500 shs.   03/09/07         262,500         536,610
Warrant, exercisable until 2015, to purchase
 common stock at $.01 per share (B)                                        66,116 shs.   03/09/07         111,527         135,156
                                                                                                    -------------   -------------
                                                                                                        3,122,727       3,601,594
                                                                                                    -------------   -------------
ALL CURRENT HOLDING COMPANY
A specialty re-seller of essential electrical parts and components primarily serving wholesale distributors.
12% Senior Subordinated Note due 2015                                    $   1,140,317   09/26/08       1,041,298       1,136,886
Common Stock (B)                                                            1,347 shs.   09/26/08         134,683         127,965
Warrant, exercisable until 2018, to purchase
 common stock at $.01 per share (B)                                           958 shs.   09/26/08          87,993              10
                                                                                                    -------------   -------------
                                                                                                        1,263,974       1,264,861
                                                                                                    -------------   -------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2013                                    $   3,187,495          *       3,033,665       3,265,738
Preferred Class A Unit (B)                                                  3,223 uts.         **         322,300         322,300
Preferred Class B Unit (B)                                                  1,526 uts.   06/09/08         152,626         152,626
Common Class B Unit (B)                                                    30,420 uts.   01/22/04               1            --
Common Class D Unit (B)                                                     6,980 uts.   09/12/06               1            --
                                                                                                    -------------   -------------
                                                                                                        3,508,593       3,740,664
                                                                                                    -------------   -------------
APEX ANALYTIX HOLDING CORPORATION
A provider of audit recovery and fraud detection services and software to commercial and retail businesses in the U.S. and Europe.
12.5% Senior Subordinated Note due 2016                                  $   1,912,500   04/28/09       1,570,814       1,969,875
Preferred Stock Series B (B)                                                3,065 shs.   04/28/09         306,507              31
Common Stock (B)                                                            1,366 shs.   04/28/09           1,366              14
                                                                                                    -------------   -------------
                                                                                                        1,878,687       1,969,920
                                                                                                    -------------   -------------
ARROW TRU-LINE HOLDINGS, INC.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
12% Senior Subordinated Note due 2012                                    $   1,627,660   05/18/05       1,568,791       1,383,511
Common Stock (B)                                                              497 shs.   05/18/05         497,340            --
Warrant, exercisable until 2012, to purchase
 common stock at $.01 per share (B)                                           130 shs.   05/18/05         112,128            --
                                                                                                    -------------   -------------
                                                                                                        2,178,259       1,383,511
                                                                                                    -------------   -------------
*  01/22/04 and 06/09/08.
** 01/22/04 and 09/12/06.
---------------------------------------------------------------------------------------------------------------------------------
8

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)
June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
BRAVO SPORTS HOLDING CORPORATION
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 2014                                  $   2,281,593   06/30/06   $   2,167,607   $   2,129,879
Preferred Stock Class A (B)                                                   879 shs.   06/30/06         268,121          47,715
Common Stock (B)                                                                 1 sh.   06/30/06             286            --
Warrant, exercisable until 2014, to purchase
 common stock at $.01 per share (B)                                           309 shs.   06/30/06          92,102          16,769
                                                                                                    -------------   -------------
                                                                                                        2,528,116       2,194,363
                                                                                                    -------------   -------------
C D N T, INC.
A value-added converter and distributor of specialty pressure sensitive adhesives, foams, films, and foils.
10.5% Senior Secured Term Note due 2014                                  $     750,872   08/07/08         735,855         692,224
12.5% Senior Subordinated Note due 2015                                  $     750,872   08/07/08         683,507         665,350
Common Stock (B)                                                           73,256 shs.   08/07/08          73,256            --
Warrant, exercisable until 2018, to purchase
 common stock at $.01 per share (B)                                        57,600 shs.   08/07/08          57,689            --
                                                                                                    -------------   -------------
                                                                                                        1,550,307       1,357,574
                                                                                                    -------------   -------------
CAPITAL SPECIALTY PLASTICS, INC.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)                                                              109 shs.          *             503         279,466
CLOUGH, HARBOUR AND ASSOCIATES
An engineering service firm that is located in Albany, NY.
12.25% Senior Subordinated Note due 2015                                 $   2,400,000   12/02/08       2,225,100       2,472,000
Preferred Stock (B)                                                           277 shs.   12/02/08         276,900         263,055
                                                                                                    -------------   -------------
                                                                                                        2,502,000       2,735,055
                                                                                                    -------------   -------------
COEUR, INC.
A producer of proprietary, disposable power injection syringes.
12% Senior Subordinated Note due 2016                                    $   1,214,286   10/10/08       1,098,929       1,246,683
Common Stock (B)                                                              607 shs.   10/10/08          60,714          57,678
Warrant, exercisable until 2018, to purchase
 common stock at $.01 per share (B)                                           934 shs.   10/10/08          91,071               9
                                                                                                    -------------   -------------
                                                                                                        1,250,714       1,304,370
                                                                                                    -------------   -------------
CONNECTICUT ELECTRIC, INC.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
12% Senior Subordinated Note due 2014                                    $   2,393,954   01/12/07       2,233,202       1,915,163
Limited Liability Company Unit Class A (B)                                156,046 uts.   01/12/07         156,046            --
Limited Liability Company Unit Class C (B)                                112,873 uts.   01/12/07         112,873            --
                                                                                                    -------------   -------------
                                                                                                        2,502,121       1,915,163
                                                                                                    -------------   -------------
* 12/30/97 and 05/29/99.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                9

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
Preferred Stock Series B-2 (B)                                             17,152 shs.   07/05/07   $     700,392   $   1,715,247
Preferred Stock Series C (B)                                                8,986 shs.   07/05/07         300,168         887,930
Common Stock (B)                                                              718 shs.   07/05/07               7               7
Limited Partnership Interest (B)                                           12.64% int.          *         189,586            --
                                                                                                    -------------   -------------
                                                                                                        1,190,153       2,603,184
                                                                                                    -------------   -------------
COREPHARMA LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
12% Senior Subordinated Note due 2013                                    $   2,550,000   08/04/05       2,457,785       2,550,000
Warrant, exercisable until 2013, to purchase
 common stock at $.001 per share (B)                                           20 shs.   08/04/05         137,166         159,818
                                                                                                    -------------   -------------
                                                                                                        2,594,951       2,709,818
                                                                                                    -------------   -------------
CRANE RENTAL CORPORATION
A crane rental company.
13% Senior Subordinated Note due 2015                                    $   2,295,000   08/21/08       2,069,901       2,340,900
Common Stock (B)                                                          255,000 shs.   08/21/08         255,000         242,250
Warrant, exercisable until 2016, to purchase
 common stock at $.01 per share (B)                                       136,070 shs.   08/21/08         194,826           1,361
                                                                                                    -------------   -------------
                                                                                                        2,519,727       2,584,511
                                                                                                    -------------   -------------
DAVIS-STANDARD LLC
A manufacturer, assembler, and installer of a broad range of capital equipment that is used in the extrusion, conversion, processing of plastic materials.
12% Senior Subordinated Note due 2014                                    $   1,847,826   10/30/06       1,748,019       1,822,386
Limited Partnership Interest (B)                                            1.82% int.   10/30/06         702,174       1,221,011
Warrant, exercisable until 2014, to purchase
 preferred stock at $.01 per share (B)                                         50 shs.   10/30/06          49,830          63,566
Warrant, exercisable until 2014, to purchase
 common stock at $.01 per share (B)                                            34 shs.   10/30/06          34,000         112,749
                                                                                                    -------------   -------------
                                                                                                        2,534,023       3,219,712
                                                                                                    -------------   -------------
DIVERSCO, INC./DHI HOLDINGS, INC.
A contract provider of janitorial and equipment maintenance services and temporary production labor to industrial customers.
Membership Interests of MM/Lincap
  Diversco Investments Ltd. LLC (B)                                        27.20% int.   08/27/98         734,090            --
Preferred Stock (B)                                                         3,278 shs.   12/14/01       2,784,133       1,319,430
Warrants, exercisable until 2011, to purchase common
 stock of DHI Holdings, Inc. at $.01 per share (B)                         13,352 shs.         **         403,427            --
                                                                                                    -------------   -------------
                                                                                                        3,921,650       1,319,430
                                                                                                    -------------   -------------
*  08/12/04 and 01/14/05.
** 10/24/96 and 08/28/98.
---------------------------------------------------------------------------------------------------------------------------------
10

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)
June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
DUNCAN SYSTEMS, INC.
A distributor of windshields and side glass for the recreational vehicle market.
10% Senior Secured Term Note due 2013                                    $     540,000   11/01/06   $     531,900   $     532,489
13% Senior Subordinated Note due 2014                                    $     855,000   11/01/06         777,781         837,820
Common Stock (B)                                                          180,000 shs.   11/01/06         180,000         135,408
Warrant, exercisable until 2014, to purchase
 common stock at $.01 per share (B)                                        56,514 shs.   11/01/06          78,160          42,514
                                                                                                    -------------   -------------
                                                                                                        1,567,841       1,548,231
                                                                                                    -------------   -------------
DWYER GROUP, INC.
A franchiser of a variety of home repair services.
Common Stock (B)                                                            6,906 shs.          *         690,600       1,187,025
Warrant, exercisable until 2011, to purchase
 common stock at $.01 per share (B)                                         2,034 shs.   10/30/03         186,469         349,540
                                                                                                    -------------   -------------
                                                                                                          877,069       1,536,565
                                                                                                    -------------   -------------
E S P HOLDCO, INC.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
14% Senior Subordinated Note due 2015                                    $   2,286,690   01/08/08       2,244,474       2,174,872
Common Stock (B)                                                              660 shs.   01/08/08         329,990         138,368
                                                                                                    -------------   -------------
                                                                                                        2,574,464       2,313,240
                                                                                                    -------------   -------------
E X C ACQUISITION CORPORATION
A manufacturer of pre-filled syringes and pump systems used for intravenous drug delivery.
Warrant, exercisable until 2014, to purchase
 common stock at $.01 per share (B)                                            22 shs.   06/28/04          77,208         313,166
                                                                                                    -------------   -------------
F C X HOLDINGS CORPORATION
A distributor of specialty/technical valves, actuators, accessories, and process instrumentation supplying a number of industrial, high purity, and energy end markets in North America.
15% Senior Subordinated Note due 2015                                    $   2,160,039   10/06/08       2,115,724       2,096,940
Preferred Stock (B)                                                         4,341 shs.   10/06/08         434,074         412,395
Common Stock (B)                                                            3,069 shs.   10/06/08           3,069           2,916
                                                                                                    -------------   -------------
                                                                                                        2,552,867       2,512,251
                                                                                                    -------------   -------------
F H S HOLDINGS LLC
A national provider of customized disease management services to large self-insured employers.
12% Senior Subordinated Note due 2014                                    $   2,390,625   06/01/06       2,220,452       1,195,313
Limited Liability Company Units of
 Linden/FHS Holdings LLC (B)                                                  159 uts.   06/01/06         159,362            --
Common Unit Class B (B)                                                     1,386 uts.   06/01/06         122,361            --
                                                                                                    -------------   -------------
                                                                                                        2,502,175       1,195,313
                                                                                                    -------------   -------------
* 10/30/03 and 01/02/04.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               11

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
FLUTES, INC.
An independent manufacturer of micro fluted corrugated sheet material for the food and consumer products packaging industries.
10% Senior Secured Term Note due 2013                                    $     918,385   04/13/06   $     904,609   $     459,193
14% Senior Subordinated Note due 2014                                    $     555,059   04/13/06         508,562            --
Common Stock (B)                                                          109,436 shs.   04/13/06         109,436            --
Warrant, exercisable until 2014, to purchase
 common stock at $.01 per share (B)                                        30,940 shs.   04/13/06          48,433            --
                                                                                                    -------------   -------------
                                                                                                        1,571,040         459,193
                                                                                                    -------------   -------------
FOWLER HOLDING, INC.
A provider of site development services to residential homebuilders and developers in the Raleigh/Durham region of North Carolina.
12% Senior Subordinated Note due 2013 (D)                                $   2,365,217   02/03/06       2,121,304            --
Common Stock (B)                                                              185 shs.   02/03/06         184,783            --
Warrant, exercisable until 2013, to purchase
 common stock at $.01 per share (B)                                           254 shs.   02/03/06         208,435            --
                                                                                                    -------------   -------------
                                                                                                        2,514,522            --
                                                                                                    -------------   -------------
FUEL SYSTEMS HOLDING CORPORATION
An independent North American supplier of fuel tanks for a wide variety of commercial vehicles.
12% Senior Subordinated Note due 2014 (D)                                $   2,337,500   01/31/06       2,171,538            --
Preferred Stock (B)                                                        31,718 shs.   06/12/08          31,718            --
Common Stock (B)                                                          212,500 shs.   01/31/06         212,500            --
Warrant, exercisable until 2016, to purchase
 common stock at $.01 per share (B)                                       138,408 shs.   01/31/06         119,213            --
                                                                                                    -------------   -------------
                                                                                                        2,534,969            --
                                                                                                    -------------   -------------
GOLDEN COUNTY FOODS HOLDING, INC.
A manufacturer of frozen appetizers and snacks.
12% Senior Subordinated Note due 2015                                    $   1,912,500   11/01/07       1,727,592       1,530,000
16% PIK Note due 2015                                                          218,167   12/31/08         181,227         174,533
8% Series A Convertible Preferred Stock, convertible into
 4.25% of the fully dilluted common shares (B)                            146,658 shs.   11/01/07         146,658            --
                                                                                                    -------------   -------------
                                                                                                        2,055,477       1,704,533
                                                                                                    -------------   -------------
H M HOLDING COMPANY
A designer, manufacturer, and importer of promotional and wood furniture.
12% Senior Subordinated Note due 2013 (D)                                $   2,210,000   02/10/06       2,048,925            --
Preferred Stock (B)                                                            40 shs.          *          40,476            --
Common Stock (B)                                                              340 shs.   02/10/06         340,000            --
Warrant, exercisable until 2013, to purchase
 common stock at $.02 per share (B)                                           126 shs.   02/10/06         116,875            --
                                                                                                    -------------   -------------
                                                                                                        2,546,276            --
                                                                                                    -------------   -------------
* 09/18/07 and 06/27/08.
---------------------------------------------------------------------------------------------------------------------------------
12

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)
June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in manufacturing and marketing entities.
Series A Preferred Units (B)                                                1.19% int.   07/21/94   $     367,440   $        --
                                                                                                    -------------   -------------
HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and wall decor products.
12.5% Senior Subordinated Note due 2012                                  $   2,043,269          *       1,925,180       1,979,241
Common Stock (B)                                                               63 shs.          *          62,742          51,733
Warrant, exercisable until 2012, to purchase
 common stock at $.02 per share (B)                                           200 shs.          *         199,501         164,501
                                                                                                    -------------   -------------
                                                                                                        2,187,423       2,195,475
                                                                                                    -------------   -------------
HOSPITALITY MINTS HOLDING COMPANY
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 2016                                    $   2,075,581   08/19/08       1,920,297       2,020,882
Common Stock (B)                                                              474 shs.   08/19/08         474,419         379,536
Warrant, exercisable until 2016, to purchase
 common stock at $.01 per share (B)                                           123 shs.   08/19/08         113,773               1
                                                                                                    -------------   -------------
                                                                                                        2,508,489       2,400,419
                                                                                                    -------------   -------------
INSURANCE CLAIMS MANAGEMENT, INC.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)                                                               69 shs.   02/27/07           2,077         110,518
Warrant, exercisable until 2011, to purchase
 common stock at $.01 per share (B)                                            20 shs.   02/27/07             612          32,550
                                                                                                    -------------   -------------
                                                                                                            2,689         143,068
                                                                                                    -------------   -------------
INTEGRATION TECHNOLOGY SYSTEMS, INC.
A manufacturer of steel protective computer and network systems for the industrial and office environments.
12% Senior Subordinated Note due on demand                               $      43,943   03/01/04               1            --
Common Stock (B)                                                              228 shs.   06/01/00         262,200            --
                                                                                                    -------------   -------------
                                                                                                          262,201            --
                                                                                                    -------------   -------------
JASON, INC.
A diversified manufacturing company serving various industrial markets.
13% Senior Subordinated Note due 2010                                    $     963,687   08/04/00         936,985         578,212
Limited Partnership Interest of
 Saw Mill Capital Fund II, L.P. (B)                                         2.50% int.   08/03/00         886,479            --
Warrant, exercisable until 2010, to purchase
 common stock at $.01 per share (B)                                        50,870 shs.   08/04/00         115,412            --
                                                                                                    -------------   -------------
                                                                                                        1,938,876         578,212
                                                                                                    -------------   -------------
* 06/30/04 and 08/19/04.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               13

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
JUSTRITE MANUFACTURING ACQUISITION CO.
A manufacturer of safety products such as storage cabinets and containers.
12% Senior Subordinated Note due 2011                                    $   1,593,750   12/15/04   $   1,543,793   $   1,592,070
Warrant, exercisable until 2011, to purchase
 common stock at $.01 per share (B)                                         1,121 shs.   12/15/04         101,109         197,044
                                                                                                    -------------   -------------
                                                                                                        1,644,902       1,789,114
                                                                                                    -------------   -------------
K H O F HOLDINGS, INC.
A manufacturer of premium disposable tableware products serving both the foodservice and consumer channels.
14% Senior Subordinated Note due 2014                                    $   2,410,220   10/15/07       2,361,654       2,376,029
Common Stock (B)                                                          220,673 shs.   10/15/07         220,673         133,843
                                                                                                    -------------   -------------
                                                                                                        2,582,327       2,509,872
                                                                                                    -------------   -------------
K N B HOLDINGS CORPORATION
A designer, manufacturer and marketer of products for the custom framing market.
13.5% Senior Subordinated Note due 2013                                  $   2,530,561   05/25/06       2,431,739       2,277,505
Common Stock (B)                                                          134,210 shs.   05/25/06         134,210            --
Warrant, exercisable until 2013, to purchase
 common stock at $.01 per share (B)                                        82,357 shs.   05/25/06          71,534            --
                                                                                                    -------------   -------------
                                                                                                        2,637,483       2,277,505
                                                                                                    -------------   -------------
K P I HOLDINGS, INC.
Pace Industries is the largest player in the U.S. non-automotive, non-ferrous die casting segment.
13% Senior Subordinated Note due 2014                                    $   2,106,522   07/16/08       1,968,368       1,579,892
Convertible Preferred Stock Series C (B)                                       55 shs.   06/30/09          55,435          41,250
Common Stock (B)                                                              443 shs.   07/15/08         443,478         110,870
Warrant, exercisable until 2018, to purchase
 common stock at $.01 per share (B)                                            96 shs.   07/16/08          96,024               1
                                                                                                    -------------   -------------
                                                                                                        2,563,305       1,732,013
                                                                                                    -------------   -------------
K W P I HOLDINGS CORPORATION
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
12.75% Senior Subordinated Note due 2014                                 $   2,499,788   03/14/07       2,293,176       1,999,830
Common Stock (B)                                                              232 shs.   03/13/07         232,000            --
Warrant, exercisable until 2017, to purchase
 common stock at $.01 per share (B)                                           167 shs.   03/14/07         162,260            --
                                                                                                    -------------   -------------
                                                                                                        2,687,436       1,999,830
                                                                                                    -------------   -------------
K-TEK HOLDING CORPORATION
A manufacturer of instrumentation for liquid and bulk solids level detection for process and storage tanks.
14% Senior Subordinated Note due 2015                                    $   2,253,480   12/20/07       2,211,589       2,292,563
Preferred Stock (B)                                                       363,260 shs.   12/20/07         363,260         401,995
Common Stock (B)                                                          102,616 shs.   12/20/07           1,026          75,930
                                                                                                    -------------   -------------
                                                                                                        2,575,875       2,770,488
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
14

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)
June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
M V I HOLDING, INC.
A manufacturer of large precision machined metal components used in equipment which services a variety of industries, including the oil & gas, mining, and defense markets.
13% Senior Subordinated Note due 2016                                    $   1,224,026   09/12/08   $   1,133,752   $   1,253,123
Common Stock (B)                                                               61 shs.   09/12/08          60,714          57,675
Warrant, exercisable until 2018, to purchase
 common stock at $.01 per share (B)                                            66 shs.   09/12/08          65,571               1
                                                                                                    -------------   -------------
                                                                                                        1,260,037       1,310,799
                                                                                                    -------------   -------------
MAIL COMMUNICATIONS GROUP, INC.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
12.5% Senior Subordinated Note due 2014                                  $     975,000   05/04/07         912,469         973,269
Limited Liability Company Unit (B)                                         24,109 uts.          *         314,464         336,214
Warrant, exercisable until 2014, to purchase
 common stock at $.01 per share (B)                                         3,375 shs.   05/04/07          43,031          47,067
                                                                                                    -------------   -------------
                                                                                                        1,269,964       1,356,550
                                                                                                    -------------   -------------
MAVERICK ACQUISITION COMPANY
A manufacturer of capsules that cover the cork and neck of wine bottles.
7.1% Senior Secured Tranche A Note due 2010 (C)                          $     334,389   09/03/04         334,389         331,878
12.5% Senior Secured Tranche B Note due 2011                             $     313,433   09/03/04         296,229         294,942
7.72% Senior Secured Revolver due 2009 (C)                               $      50,932   09/03/04          50,932          50,809
Limited Partnership Interest (B)                                            7.84% int.   09/03/04          58,769          12,343
Warrant, exercisable until 2011, to purchase
 common stock at $.01 per share (B)                                           425 shs.   09/03/04          39,473           8,918
                                                                                                    -------------   -------------
                                                                                                          779,792         698,890
                                                                                                    -------------   -------------
MEDSYSTEMS HOLDINGS LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
13% Senior Subordinated Note due 2015                                    $   1,157,842   08/29/08       1,022,978       1,180,999
Preferred Unit (B)                                                            126 uts.   08/29/08         125,519         119,244
Common Unit Class A (B)                                                     1,268 uts.   08/29/08           1,268           1,205
Common Unit Class B (B)                                                       472 uts.   08/29/08         120,064               5
                                                                                                    -------------   -------------
                                                                                                        1,269,829       1,301,453
                                                                                                    -------------   -------------
MEGTEC HOLDINGS, INC.
A supplier of industrial and environmental products and services to a broad array of industries.
12% Senior Subordinated Note due 2016                                    $   2,161,017   09/24/08       1,981,274       2,125,505
Preferred Stock (B)                                                           107 shs.   09/24/08         103,255               1
Limited Partnership Interest (B)                                          388,983 int.   09/16/08         388,983         369,534
Warrant, exercisable until 2018, to purchase
 common stock at $.01 per share (B)                                            35 shs.   09/24/08          33,268            --
                                                                                                    -------------   -------------
                                                                                                        2,506,780       2,495,040
                                                                                                    -------------   -------------
* 05/04/07 and 01/02/08.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               15

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)
June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
MICROGROUP, INC.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
12% Senior Subordinated Note due 2013                                    $   2,685,614          *   $   2,568,113   $   2,739,326
Common Stock (B)                                                              450 shs.          *         450,000         790,629
Warrant, exercisable until 2013, to purchase
 common stock at $.02 per share (B)                                           164 shs.          *         162,974         288,105
                                                                                                    -------------   -------------
                                                                                                        3,181,087       3,818,060
                                                                                                    -------------   -------------
MILWAUKEE GEAR COMPANY
A manufacturer of high-precision custom gears and gear drives used by original equipment manufacturers operating in a number of industries.
13% Senior Subordinated Note due 2014                                    $   2,353,846   07/21/08       2,220,868       2,320,028
Preferred Stock (B)                                                           263 shs.   07/21/08         261,830         248,732
Common Stock (B)                                                               18 shs.   07/21/08          20,000          19,000
Warrant, exercisable until 2014, to purchase
 common stock at $.01 per share (B)                                            10 shs.   07/21/08          11,285            --
                                                                                                    -------------   -------------
                                                                                                        2,513,983       2,587,760
                                                                                                    -------------   -------------
MOMENTUM HOLDING CO.
A designer and supplier of upholstery fabric to commercial furniture manufacturers and architectural and design firms.
Limited Partnership Interest (B)                                           21.23% int.   08/04/06         106,153         237,618
Warrant, exercisable until 2014, to purchase
 common stock at $.02 per share (B)                                         1,107 shs.   08/04/06         107,109         247,688
                                                                                                    -------------   -------------
                                                                                                          213,262         485,306
                                                                                                    -------------   -------------
MONESSEN HOLDING CORPORATION
A designer and manufacturer of a broad line of gas, wood, and electric hearth products and accessories.
14% Senior Subordinated Note due 2014                                    $   2,550,000   07/25/08       2,397,768       2,040,000
14% PIK Note due 2014                                                    $     570,531   07/25/08         502,925         456,425
Warrant, exercisable until 2014, to purchase
 common stock at $.02 per share (B)                                           152 shs.   03/31/06         138,125            --
                                                                                                    -------------   -------------
                                                                                                        3,038,818       2,496,425
                                                                                                    -------------   -------------
MORTON INDUSTRIAL GROUP, INC.
A manufacturer of highly engineered metal fabricated components.
12% Senior Subordinated Note due 2014 (D)                                $   2,440,909   08/25/06       2,242,151            --
30% Convertable Preferred Stock (B)                                        77,993 shs.   07/28/08          37,227            --
Common Stock (B)                                                                 1 sh.   08/25/06               1            --
                                                                                                    -------------   -------------
                                                                                                        2,279,379            --
                                                                                                    -------------   -------------
* 08/12/05 and 09/11/06.
---------------------------------------------------------------------------------------------------------------------------------
16

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)
June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
NABCO, INC.
A producer of explosive containment vessels in the United States.
14% Senior Subordinated Note due 2014                                    $     815,419   02/24/06   $     698,409   $     407,710
Limited Liability Company Unit (B)                                            825 uts.          *         825,410            --
Warrant, exercisable until 2016, to purchase
 common stock at $.01 per share (B)                                           129 shs.   02/24/06          37,188            --
                                                                                                    -------------   -------------
                                                                                                        1,561,007         407,710
                                                                                                    -------------   -------------
NAVIS GLOBAL
A designer, manufacturer, seller and servicer of finishing machinery for the knit and woven segments of the global textile industry.
12% Senior Secured Term Note Series A due 2010                           $     151,686   11/14/08         151,686         151,737
14% Senior Subordinated Note due 2014 (D)                                $   1,338,613   05/28/04       1,155,793            --
10.75% Senior Secured Note due 2011 (D)                                  $     609,206   05/28/04         607,397         152,302
Warrant, exercisable until 2012, to purchase
 common stock at $.01 per share (B)                                       203,912 shs.   05/28/04         130,789            --
                                                                                                    -------------   -------------
                                                                                                        2,045,665         304,039
                                                                                                    -------------   -------------
NESCO HOLDINGS CORPORATION
A sales and leasing company that provides equipment to the electric utility, telecommunications, and various other industries.
12% Senior Secured Subordinated Note due 2015                            $   2,125,000   08/02/07       1,888,243       2,167,500
Common Stock (B)                                                          425,000 shs.   08/02/07         425,000         686,379
Warrant, exercisable until 2015, to purchase
 common stock at $.01 per share (B)                                       119,360 shs.   08/02/07         194,257         192,768
                                                                                                    -------------   -------------
                                                                                                        2,507,500       3,046,647
                                                                                                    -------------   -------------
NETSHAPE TECHNOLOGIES, INC.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 2014                                    $   1,530,000   02/02/07       1,408,570       1,266,324
Limited Partnership Interest of
 Saw Mill PCG Partners LLC (B)                                              2.61% int.   02/01/07       1,019,958            --
Limited Liability Company Unit Class D of
 Saw Mill PCG Partners LLC (B)                                                 15 uts.   12/18/08          15,389           7,695
Preferred Stock Class A (B)                                                      1 sh.   12/18/08           1,370             686
Warrant, exercisable until 2014, to purchase
 common stock at $.01 per share (B)                                            91 shs.   02/02/07          90,830            --
                                                                                                    -------------   -------------
                                                                                                        2,536,117       1,274,705
                                                                                                    -------------   -------------
* 02/24/06 and 06/22/07.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               17

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
NYLONCRAFT, INC.
A supplier of engineered plastic components for the automotive industry.
9% Senior Secured Note due 2009                                          $     812,500   01/28/02   $     812,500   $     609,375
11.5% Senior Subordinated Note due 2012 (D)                              $   1,500,000   01/28/02       1,435,279            --
Common Stock (B)                                                          312,500 shs.   01/28/02         312,500            --
Warrant, exercisable until 2012, to purchase
 common stock at $.01 per share (B)                                       243,223 shs.   01/28/02         162,045            --
                                                                                                    -------------   -------------
                                                                                                        2,722,324         609,375
                                                                                                    -------------   -------------
OAKRIVER TECHNOLOGY, INC.
Designs, engineers and assembles high precision automated process equipment for the medical device industry, with a focus on defibrillators and stents.
10% Senior Secured Note due 2012                                         $     337,096   01/03/06         332,040         332,700
13% Senior Subordinated Note due 2013                                    $     687,241   01/03/06         631,145         672,575
Common Stock (B)                                                          322,307 shs.   01/03/06         322,307         180,399
Warrant, exercisable until 2013, to purchase
 common stock at $.01 per share (B)                                        75,378 shs.   01/03/06          62,824          42,190
                                                                                                    -------------   -------------
                                                                                                        1,348,316       1,227,864
                                                                                                    -------------   -------------
OLYMPIC SALES, INC.
A boat retailer in Washington state, Oregon, California and British Columbia.
12% Senior Subordinated Note due 2009 (D)                                $   1,022,000   08/07/98       1,022,000         204,400
12% Senior Subordinated Note due 2009 (D)                                $     307,071   02/09/00         268,283          61,414
                                                                                                    -------------   -------------
                                                                                                        1,290,283         265,814
                                                                                                    -------------   -------------
ONTARIO DRIVE & GEAR LTD.
A manufacturer of all-wheel drive, off-road amphibious vehicles and related accessories.
Limited Liability Company Unit (B)                                          3,667 uts.   01/17/06         572,115         970,143
Warrant, exercisable until 2013, to purchase
 common stock at $.01 per share (B)                                           619 shs.   01/17/06         170,801         163,794
                                                                                                    -------------   -------------
                                                                                                          742,916       1,133,937
                                                                                                    -------------   -------------
P A S HOLDCO LLC
An independent provider of maintenance, repair and overhaul services to the aerospace gas turbine engine and airframe markets.
14% Senior Subordinated Note due 2014                                    $   2,301,173   07/03/06       2,203,781       2,324,185
Preferred Unit (B)                                                            382 uts.   07/03/06         382,150         516,359
Preferred Unit (B)                                                             69 uts.   07/03/06          68,790          92,949
Common Unit Class I (B)                                                       148 uts.   07/03/06            --           137,288
Common Unit Class L (B)                                                        31 uts.   07/03/06            --            29,013
                                                                                                    -------------   -------------
                                                                                                        2,654,721       3,099,794
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
18

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)
June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
P I I HOLDING CORPORATION
A manufacturer of plastic film and bags for the general industrial, medical, and food industries.
12% Senior Subordinated Note due 2013                                    $   2,295,000   03/31/06   $   2,178,655   $   2,295,000
Preferred Stock (B)                                                            36 shs.   03/31/06         329,596         431,095
Common Stock (B)                                                               23 shs.   03/31/06          25,500          73,995
Warrant, exercisable until 2013, to purchase
 common stock at $.01 per share (B)                                            13 shs.   03/31/06          11,122          43,043
                                                                                                    -------------   -------------
                                                                                                        2,544,873       2,843,133
                                                                                                    -------------   -------------
PACIFIC CONSOLIDATED HOLDINGS LLC
A manufacturer of rugged, mobile liquid and gaseous oxygen and nitrogen generating systems used in the global defense, oil & gas, and medical sectors.
14% Senior Subordinated Note due 2012                                    $   1,331,354   04/27/07       1,242,914       1,271,176
Limited Liability Company Unit (B)                                       1,754,707 uts.  04/27/07          63,233            --
                                                                                                    -------------   -------------
                                                                                                        1,306,147       1,271,176
                                                                                                    -------------   -------------
PARADIGM PACKAGING, INC.
A manufacturer of plastic bottles and closures for the nutritional, pharmaceutical, personal care, and food packaging markets.
12% Senior Subordinated Note due 2011                                    $   2,125,000   12/19/00       2,034,231       2,071,853
Membership Interests of MM/Lincap
 PPI Investments, Inc., LLC (B)                                             2.42% int.   12/21/00         265,625         148,370
                                                                                                    -------------   -------------
                                                                                                        2,299,856       2,220,223
                                                                                                    -------------   -------------
PEARLMAN ENTERPRISES, INC.
A developer and distributor of tools, equipment, and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)                                                2,334 shs.   05/22/09         111,508            --
Preferred Stock Series B (B)                                               13,334 shs.   05/22/09         547,872            --
Common Stock (B)                                                           40,540 shs.   05/22/09       1,877,208            --
                                                                                                    -------------   -------------
                                                                                                        2,536,588            --
                                                                                                    -------------   -------------
POSTLE ALUMINUM COMPANY LLC
A manufacturer and distributor of aluminum extruded products.
3% Senior Subordinated PIK Note due 2014                                 $   2,205,977   10/02/06       2,016,195         551,494
Limited Liability Company Unit Class A                                      1,384 uts.   10/02/06         510,000            --
Limited Liability Company Unit                                                143 uts.   05/22/09          72,042          67,828
Warrant, exercisable until 2016, to purchase
 common stock at $.01 per share (B)                                         8,595 shs.   10/02/06         124,644            --
                                                                                                    -------------   -------------
                                                                                                        2,722,881         619,322
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               19

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
POWER SERVICES HOLDING COMPANY
A provider of industrial motor repair services, predictive and preventative maintenance, and performance improvement consulting, serving the petrochemical, mining, power generation, metals, and paper industries.
12% Senior Subordinated Note due 2016                                    $   2,372,093   02/11/08   $   2,174,453   $   2,419,535
Limited Partnership Interest (B)                                           23.70% int.   02/11/08         177,729          90,682
Warrant, exercisable until 2016, to purchase
 common stock at $.01 per share (B)                                         1,322 shs.   02/11/08         167,588         226,374
                                                                                                    -------------   -------------
                                                                                                        2,519,770       2,736,591
                                                                                                    -------------   -------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and chassis products.
12% Senior Subordinated Note due 2012                                    $   1,742,711   05/28/04       1,590,132       1,733,973
Common Stock (B)                                                          354,167 shs.   05/28/04         354,166            --
Warrant, exercisable until 2012, to purchase
 common stock at $.01 per share (B)                                       377,719 shs.   05/28/04         377,719            --
                                                                                                    -------------   -------------
                                                                                                        2,322,017       1,733,973
                                                                                                    -------------   -------------
R A J MANUFACTURING HOLDINGS LLC
A designer and manufacturer of women's swimwear sold under a variety of licensed brand names.
12.5% Senior Subordinated Note due 2014                                  $   2,267,190   12/15/06       2,090,363       2,199,971
Limited Liability Company Unit (B)                                          2,828 uts.   12/15/06         282,810         181,543
Warrant, exercisable until 2014, to purchase
 common stock at $.01 per share (B)                                             3 shs.   12/15/06         131,483          85,612
                                                                                                    -------------   -------------
                                                                                                        2,504,656       2,467,126
                                                                                                    -------------   -------------
R E I DELAWARE HOLDING, INC.
An engineer and manufacturer of highly complex, close tolerance components, assemblies, tooling and custom automation equipment primarily for aerospace, medical and defense/radar markets.
12% Senior Subordinated Note due 2016                                    $   2,550,000   01/18/08       2,467,911       2,465,347
Warrant, exercisable until 2018, to purchase
 common stock at $.01 per share (B)                                             6 shs.   01/18/08          31,089          67,634
                                                                                                    -------------   -------------
                                                                                                        2,499,000       2,532,981
                                                                                                    -------------   -------------
RADIAC ABRASIVES, INC.
A manufacturer of bonded abrasive and super abrasive grinding wheels in the United States.
12% Senior Subordinated Note due 2014                                    $   2,260,638   02/10/06       2,130,928       2,283,244
Common Stock (B)                                                          289,362 shs.   02/10/06         289,362         407,466
Warrant, exercisable until 2016, to purchase
 common stock at $.01 per share (B)                                       131,555 shs.   02/10/06         119,796         185,250
                                                                                                    -------------   -------------
                                                                                                        2,540,086       2,875,960
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
20

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)
June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
ROYAL BATHS MANUFACTURING COMPANY
A manufacturer and distributor of acrylic and cultured marble bathroom products.
12.5% Senior Subordinated Note due 2011                                  $   1,062,500   11/14/03   $   1,012,061   $   1,001,696
Warrant, exercisable until 2011, to purchase
 common stock at $.01 per share (B)                                           140 shs.   11/14/03         122,946            --
                                                                                                    -------------   -------------
                                                                                                        1,135,007       1,001,696
                                                                                                    -------------   -------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC.
A manufacturer of vertical panel saws and routers for the wood working industry.
Class B Common Stock (B)                                                    1,480 shs.   06/02/99         256,212         553,136
                                                                                                    -------------   -------------
SAVAGE SPORTS HOLDING, INC.
A manufacturer of sporting firearms.
12% Senior Subordinated Note due 2012                                    $   1,538,793   09/10/04       1,475,970       1,503,035
Common Stock (B)                                                              612 shs.          *         642,937         970,792
Warrant, exercisable until 2012, to purchase
 common stock at $.01 per share (B)                                           134 shs.   09/10/04         113,578         211,956
                                                                                                    -------------   -------------
                                                                                                        2,232,485       2,685,783
                                                                                                    -------------   -------------
SENCORE HOLDING COMPANY
A designer, manufacturer, and marketer of decoders, receivers and modulators sold to broadcasters, satellite, cable and telecom operators for encoding/decoding analog and digital transmission video signals.
12.5% Senior Subordinated Note due 2014                                  $   2,419,231   01/15/09       2,104,498       2,491,808
Common Stock (B)                                                              131 shs.   01/15/09         130,769         124,232
Warrant, exercisable until 2019, to purchase
 common stock at $.01 per share (B)                                           282 shs.   01/15/09         281,604               3
                                                                                                    -------------   -------------
                                                                                                        2,516,871       2,616,043
                                                                                                    -------------   -------------
SMART SOURCE HOLDINGS LLC
A short-term computer rental company.
12% Senior Subordinated Note due 2015                                    $   2,223,076         **       2,036,293       2,173,456
Limited Liability Company Unit (B)                                            619 uts.         **         637,996         699,933
Warrant, exercisable until 2015, to purchase
 common stock at $.01 per share (B)                                           157 shs.         **         164,769         177,317
                                                                                                    -------------   -------------
                                                                                                        2,839,058       3,050,706
                                                                                                    -------------   -------------
SPECIALTY COMMODITIES, INC.
A distributor of specialty food ingredients.
13.25% Senior Subordinated Note due 2016                                 $   2,269,352   10/23/08       2,127,357       2,329,870
Common Stock (B)                                                           30,000 shs.   10/23/08         300,000         285,000
Warrant, excercisable until 2018, to purchase
 common stock at $.01 per share (B)                                        11,054 shs.   10/23/08         100,650             111
                                                                                                    -------------   -------------
                                                                                                        2,528,007       2,614,981
                                                                                                    -------------   -------------
*  09/10/04 and 10/05/07.
** 08/31/07 and 03/06/08.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               21

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
STANTON CARPET HOLDING CO.
A designer and marketer of high and mid-priced decorative carpets and rugs.
12.13% Senior Subordinated Note due 2014                                 $   2,239,024   08/01/06   $   2,123,835   $   2,042,628
Common Stock (B)                                                              311 shs.   08/01/06         310,976         161,449
Warrant, exercisable until 2014, to purchase
 common stock at $.02 per share (B)                                           104 shs.   08/01/06          93,293          53,770
                                                                                                    -------------   -------------
                                                                                                        2,528,104       2,257,847
                                                                                                    -------------   -------------
SYNTERACT HOLDINGS CORPORATION
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14% Senior Subordinated Note due 2016                                    $   2,571,835   09/02/08       2,401,378       2,578,244
Redeemable Preferred Stock Series A (B)                                     1,280 shs.   09/02/08          12,523              13
Warrant, exercisable until 2018, to purchase
 common stock at $.01 per share (B)                                        12,803 shs.   09/02/08         112,693             128
                                                                                                    -------------   -------------
                                                                                                        2,526,594       2,578,385
                                                                                                    -------------   -------------
T H I ACQUISITION, INC.
A machine servicing company providing value-added steel services to long steel products.
12% Senior Subordinated Note due 2016                                    $   2,550,000   01/14/08       2,410,946       2,546,602
Warrant, exercisable until 2016, to purchase
 common stock at $.01 per share (B)                                             9 shs.   01/14/08          88,054          74,546
                                                                                                    -------------   -------------
                                                                                                        2,499,000       2,621,148
                                                                                                    -------------   -------------
TANGENT RAIL CORPORATION
A manufacturer of rail ties and provider of specialty services to the North American railroad industry.
13% Senior Subordinated Note due 2015                                    $   2,217,385   10/14/05       1,952,116       2,217,385
Common Stock (B)                                                            2,203 shs.   10/14/05           2,203         740,033
Warrant, exercisable until 2015, to purchase
 common stock at $.01 per share (B)                                         1,192 shs.   09/30/08         568,009         400,417
                                                                                                    -------------   -------------
                                                                                                        2,522,328       3,357,835
                                                                                                    -------------   -------------
TELECORPS HOLDINGS, INC.
A provider of equipment and services to producers of television shows and motion pictures.
12.75% Senior Subordinated Note due 2016                                 $   2,550,000   05/20/09       2,244,456       2,626,500
Warrant, exercisable until 2019, to purchase
 common stock at $.01 per share (B)                                         6,000 shs.   05/20/09         254,544              60
                                                                                                    -------------   -------------
                                                                                                        2,499,000       2,626,560
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
22

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)
June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
TERRA RENEWAL LLC
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
12% Senior Subordinated Note due 2014                                    $   1,162,110          *   $   1,114,598   $     929,688
6.75% Term Note due 2012 (C)                                             $   1,509,699          *       1,504,559       1,358,729
Limited Partnership Interest of
 Saw Mill Capital Fund V, LLC (B)                                           3.97% int.         **         149,259         131,567
Warrant, exercisable until 2016, to purchase
 common stock at $.01 per share (B)                                            72 shs.   04/28/06          59,041          21,259
                                                                                                    -------------   -------------
                                                                                                        2,827,457       2,441,243
                                                                                                    -------------   -------------
TORRENT GROUP HOLDINGS, INC.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
12.5% Senior Subordinated Note due 2013                                  $   2,239,024   10/26/07       2,102,363       2,015,122
Series A Preferred Stock (B)                                                  414 shs.   10/26/07         414,051            --
                                                                                                    -------------   -------------
                                                                                                        2,516,414       2,015,122
                                                                                                    -------------   -------------
TOTAL E & S, INC.
A manufacturer of a wide variety of equipment used in the oil and gas industry.
10.5% Senior Secured Term Note due 2013                                  $     851,351   03/02/07         838,581         808,783
13% Senior Subordinated Note due 2014                                    $     598,450   03/02/07         490,608         448,838
Common Stock (B)                                                          125,199 shs.   03/02/07         125,199            --
Warrant, exercisable until 2014 to purchase
 common stock at $.01 per share (B)                                        34,533 shs.   03/02/07          95,873            --
                                                                                                    -------------   -------------
                                                                                                        1,550,261       1,257,621
                                                                                                    -------------   -------------
TRANSPAC HOLDING COMPANY
A designer, importer, and wholesaler of home decor and seasonal gift products.
12% Senior Subordinated Note due 2015                                    $   1,773,006   10/31/07       1,649,939       1,507,055
Common Stock (B)                                                              209 shs.   10/31/07         208,589            --
Warrant, exercisable until 2015, to purchase
 common stock at $.01 per share (B)                                            94 shs.   10/31/07          87,607            --
                                                                                                    -------------   -------------
                                                                                                        1,946,135       1,507,055
                                                                                                    -------------   -------------
TRANSTAR HOLDING COMPANY
A distributor of aftermarket automotive transmission parts.
12% Senior Subordinated Note due 2014                                    $   1,734,000   08/31/05       1,678,554       1,690,450
Common Stock (B)                                                            1,078 shs.        ***       1,078,450         724,822
Warrant, exercisable until 2013, to purchase
 common stock at $.02 per share (B)                                            86 shs.   08/31/05          77,485          57,760
                                                                                                    -------------   -------------
                                                                                                        2,834,489       2,473,032
                                                                                                    -------------   -------------
*   04/28/06 and 09/13/06.
**  03/01/05 and 10/10/08.
*** 08/31/05 and 04/30/07.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               23

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
TRANZONIC COMPANIES (THE)
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
13% Senior Subordinated Note due 2010                                    $   2,712,000   02/05/98   $   2,640,440   $   2,712,000
Common Stock (B)                                                              630 shs.   02/04/98         630,000         397,580
Warrant, exercisable until 2009, to purchase
 common stock at $.01 per share (B)                                           444 shs.   02/05/98         368,832         280,199
                                                                                                    -------------   -------------
                                                                                                        3,639,272       3,389,779
                                                                                                    -------------   -------------
TRUCK BODIES & EQUIPMENT INTERNATIONAL
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flatbed bodies, landscape bodies and other accessories.
16% Senior Subordinated Note due 2010 (D)                                $   2,309,541          *       2,141,949         577,385
16% PIK Note due 2010                                                    $     526,041   12/30/08         131,510         131,510
Preferred Stock Series B (B)                                                  241 shs.   10/20/08         241,172
Common Stock (B)                                                              742 shs.          *         800,860            --
Warrant, exercisable until 2013, to purchase
 common stock at $.02 per share (B)                                           153 shs.          *         159,894            --
Warrant, exercisable until 2018, to purchase
 common stock at $.01 per share (B)                                         1,054 shs.   10/20/08            --              --
                                                                                                    -------------   -------------
                                                                                                        3,475,385         708,895
                                                                                                    -------------   -------------
TRUSTILE DOORS, INC.
A manufacturer and distributor of interior doors.
Warrant, exercisable until 2010, to purchase
common stock at $.01 per share (B)                                          5,781 shs.   04/11/03          68,059         266,043
                                                                                                    -------------   -------------
U M A ENTERPRISES, INC.
An importer and wholesaler of home decor products.
15% Senior Subordinated Note due 2015                                    $   1,733,975   02/08/08       1,696,290       1,629,851
Convertible Preferred Stock (B)                                               887 shs.   02/08/08         886,956         142,137
                                                                                                    -------------   -------------
                                                                                                        2,583,246       1,771,988
                                                                                                    -------------   -------------
U-LINE CORPORATION
A manufacturer of high-end, built-in, undercounter ice making, wine storage and refrigeration appliances.
12.5% Senior Subordinated Note due 2012                                  $   1,882,100   04/30/04       1,774,585       1,599,785
Common Stock (B)                                                              182 shs.   04/30/04         182,200            --
Warrant, exercisable until 2012, to purchase
 common stock at $.01 per share (B)                                           230 shs.   04/30/04         211,736            --
                                                                                                    -------------   -------------
                                                                                                        2,168,521       1,599,785
                                                                                                    -------------   -------------
* 07/19/05 and 12/22/05.
---------------------------------------------------------------------------------------------------------------------------------
24

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)
June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
VISIONEERING, INC.
A designer and manufacturer of tooling and fixtures for the aerospace industry.
10.5% Senior Secured Term Loan due 2013                                  $     802,941   05/17/07   $     790,897   $     805,464
13% Senior Subordinated Note due 2014                                    $     648,530   05/17/07         591,094         651,304
18% PIK Convertible Preferred Stock (B)                                    37,381 shs.   03/13/09          72,519          68,893
Common Stock (B)                                                          123,529 shs.   05/17/07         123,529         139,285
Warrant, exercisable until 2014, to purchase
 common stock at $.01 per share (B)                                        35,006 shs.   05/17/07          55,055          39,471
                                                                                                    -------------   -------------
                                                                                                        1,633,094       1,704,417
                                                                                                    -------------   -------------
VITALITY FOODSERVICE, INC.
A non-carbonated beverage dispensing company focused on the foodservice industry.
13% Senior Subordinated Note due 2011                                    $   1,887,288   09/24/04       1,805,097       1,807,788
Common Stock (B)                                                           26,456 shs.          *         264,558         244,751
Warrant, exercisable until 2011, to purchase
 common stock at $.01 per share (B)                                        23,787 shs.   09/24/04         186,883         220,060
                                                                                                    -------------   -------------
                                                                                                        2,256,538       2,272,599
                                                                                                    -------------   -------------
VITEX PACKAGING GROUP, INC.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
12.5% Senior Subordinated Note due 2012 (D)                              $   1,700,000   07/19/04       1,483,065            --
14.5% PIK Note due 2010                                                  $     407,956   06/30/07         340,945            --
Limited Liability Company Unit Class A (B)                                414,375 uts.   07/19/04         414,375            --
Limited Liability Company Unit Class B (B)                                182,935 uts.   07/19/04         182,935            --
                                                                                                    -------------   -------------
                                                                                                        2,421,320            --
                                                                                                    -------------   -------------
WAGGIN' TRAIN HOLDINGS LLC
A producer of premium quality meat dog treats.
14% Senior Subordinated Note due 2014                                    $   2,197,573   11/15/07       2,151,640       2,208,977
Limited Liability Company Unit Class B (B)                                    423 uts.   11/15/07         422,652         471,319
Limited Liability Company Unit Class C (B)                                    423 uts.   11/15/07            --            95,922
                                                                                                    -------------   -------------
                                                                                                        2,574,292       2,776,218
                                                                                                    -------------   -------------
WALLS INDUSTRIES, INC.
A provider of branded workwear and sporting goods apparel.
Limited Partnership Interest (B)                                            0.40% int.   07/12/04           3,728            --
Common Stock (B)                                                            4,028 shs.   12/21/07            --              --
                                                                                                    -------------   -------------
                                                                                                            3,728            --
                                                                                                    -------------   -------------
* 09/24/04 and 12/22/06.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               25

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
WELLBORN FOREST HOLDING CO.
A manufacturer of semi-custom kitchen and bath cabinetry.
12.13% Senior Subordinated Note due 2014                                 $   1,721,250   11/30/06   $   1,619,041   $   1,463,063
Common Stock (B)                                                              191 shs.   11/30/06         191,250            --
Warrant, exercisable until 2014, to purchase
 common stock at $.01 per share (B)                                            95 shs.   11/30/06          86,493            --
                                                                                                    -------------   -------------
                                                                                                        1,896,784       1,463,063
                                                                                                    -------------   -------------
WORKPLACE MEDIA HOLDING CO.
A direct marketer specializing in providing advertisers with access to consumers in the workplace.
13% Senior Subordinated Note due 2015                                    $   1,159,196   05/14/07       1,065,903       1,036,636
Limited Partnership Interest (B)                                           23.16% int.   05/14/07         115,804            --
Warrant, exercisable until 2015, to purchase
 common stock at $.02 per share (B)                                            88 shs.   05/14/07          83,462            --
                                                                                                    -------------   -------------
                                                                                                        1,265,169       1,036,636
                                                                                                    -------------   -------------
XALOY SUPERIOR HOLDINGS, INC.
A provider of melt processing components and ancillary equipment for both plastic injection molding and extrusion applications.
15% Senior Subordinated Note due 2015                                    $   2,322,844   09/08/08       2,272,881       2,076,736
Common Stock (B)                                                              283 shs.   09/08/08         283,333            --
                                                                                                    -------------   -------------
                                                                                                        2,556,214       2,076,736
                                                                                                    -------------   -------------



TOTAL PRIVATE PLACEMENT INVESTMENTS (E)                                                               210,340,006     178,434,469
                                                                                                    -------------   -------------







---------------------------------------------------------------------------------------------------------------------------------
26

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)
June 30, 2009
(Unaudited)

                                                                                       SHARES OR
                                                             INTEREST      DUE         PRINCIPAL
CORPORATE RESTRICTED SECURITIES:(A) (Continued)                RATE        DATE         AMOUNT           COST         FAIR VALUE
                                                              ------     --------    ------------    ------------    ------------
RULE 144A SECURITIES - 4.83%:
BONDS - 4.80%
A M C Entertainment, Inc.                                      8.750%    06/01/19    $    750,000    $    731,931    $    708,750
American Tire Distributor (C)                                  7.458     04/01/12       1,000,000         950,000         677,500
Cenveo Corporation                                            10.500     08/15/16         100,000         100,000          75,000
Charter Communications Op LLC                                  8.000     04/30/12       1,350,000       1,152,250       1,299,375
Compucom Systems, Inc.                                        12.500     10/01/15       1,330,000       1,290,657       1,100,575
Douglas Dynamics LLC                                           7.750     01/15/12       1,010,000         954,799         787,800
G F S I, Inc. (C)                                             10.500     06/01/11         715,000         685,658         529,100
General Motors Acceptance Corporation                          7.750     01/19/10         815,000         733,174         794,625
H C A, Inc.                                                    9.875     02/15/17          35,000          33,870          35,788
Harrah's Operating Escrow LLC                                 11.250     06/01/17         325,000         312,783         307,125
Intergen NV                                                    9.000     06/30/17         750,000         743,918         710,625
Interpublic Group of Companies                                10.000     07/15/17          75,000          73,469          76,125
Markwest Energy Operating Co.                                  6.875     11/01/14          70,000          54,798          58,100
MGM Mirage, Inc.                                              10.375     05/15/14          45,000          43,755          46,688
MGM Mirage, Inc.                                              11.125     11/15/17          75,000          73,024          79,500
Packaging Dynamics Corporation of America                     10.000     05/01/16       1,200,000       1,195,026         396,000
RailAmerica, Inc.                                              9.250     07/01/17         300,000         287,777         289,500
Rite Aid Corporation                                           9.750     06/12/16          60,000          58,920          60,000
SandRidge Energy, Inc.                                         8.000     06/01/18         360,000         364,226         307,800
Solo Cup Co.                                                  10.500     11/01/13          55,000          53,860          55,179
Speedway Motorsports, Inc.                                     8.750     06/01/16          70,000          67,802          70,875
Teck Cominco, Ltd.                                             9.750     05/15/14          50,000          47,687          52,250
Teck Cominco, Ltd.                                            10.250     05/15/16          75,000          71,046          78,750
Teck Cominco, Ltd.                                            10.750     05/15/19          65,000          61,706          70,200
Ticketmaster Entertainment, Inc.                              10.750     08/01/16         500,000         500,000         445,000
Tunica-Biloxi Gaming Authority                                 9.000     11/15/15       1,075,000       1,101,093         946,000
United Rentals, Inc.                                          10.875     06/15/16         125,000         121,317         120,000
                                                                                                     ------------    ------------
  TOTAL BONDS                                                                                          11,864,546      10,178,230
                                                                                                     ------------    ------------

CONVERTIBLE PREFERRED STOCK - 0.00%
ETEX Corporation (B)                                                                          777             716            --
                                                                                                     ------------    ------------
  TOTAL CONVERTIBLE PREFERRED STOCK                                                                           716            --
                                                                                                     ------------    ------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               27

June 30, 2009
(Unaudited)

CORPORATE RESTRICTED SECURITIES:(A) (Continued)                                         SHARES           COST         FAIR VALUE
                                                                                     ------------    ------------    ------------
PREFERRED STOCK - 0.03%
Preferred Blocker, Inc.                                                                       143    $     45,009    $     61,499
TherOX, Inc. (B)                                                                              103           4,131            --
                                                                                                     ------------    ------------
  TOTAL PREFERRED STOCK                                                                                    49,140          61,499
                                                                                                     ------------    ------------
COMMON STOCK - 0.00%
Touchstone Health Partnership (B)                                                           1,168           4,254            --
                                                                                                     ------------    ------------
  TOTAL COMMON STOCK                                                                                        4,254            --
                                                                                                     ------------    ------------

  TOTAL RULE 144A SECURITIES                                                                           11,918,656      10,239,729
                                                                                                     ------------    ------------
TOTAL CORPORATE RESTRICTED SECURITIES                                                                $222,258,662    $188,674,198
                                                                                                     ------------    ------------

---------------------------------------------------------------------------------------------------------------------------------
28

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)
June 30, 2009
(Unaudited)

                                                             INTEREST      DUE         PRINCIPAL
CORPORATE PUBLIC SECURITIES - 20.83%:(A)                       RATE        DATE         AMOUNT           COST        MARKET VALUE
                                                              ------     --------    ------------    ------------    ------------
BONDS - 19.55%
A M C Entertainment, Inc.                                     11.000%    02/01/16    $  1,315,000    $  1,321,630    $  1,272,263
Activant Solutions, Inc.                                       9.500     05/01/16         150,000         150,000         115,875
Appleton Papers, Inc.                                          8.125     06/15/11         300,000         300,000         195,000
Aramark Corporation (C)                                        4.528     02/01/15         200,000         200,000         162,500
Aramark Corporation                                            8.500     02/01/15         500,000         502,226         485,000
Bally Total Fitness Holdings Corporation (F)                  14.000     10/01/13         104,062          74,053              10
Basic Energy Services                                          7.125     04/15/16         225,000         225,000         178,875
Berry Plastics Corporation (C)                                 5.881     02/15/15         500,000         475,146         441,250
Brigham Exploration Co.                                        9.625     05/01/14       1,200,000       1,167,903         822,000
Cenveo Corporation                                             7.875     12/01/13       1,300,000       1,192,500         910,000
Chaparral Energy, Inc.                                         8.875     02/01/17       1,500,000       1,491,780         930,000
Cincinnati Bell, Inc.                                          7.000     02/15/15         900,000         645,750         805,500
Community Health Systems, Inc. (C)                             8.875     07/15/15       1,200,000       1,169,415       1,176,000
Corrections Corporation of America                             7.750     06/01/17         150,000         145,704         147,750
Denbury Resources, Inc.                                        9.750     03/01/16          50,000          46,543          51,375
Dynegy Holdings, Inc.                                          7.750     06/01/19         830,000         564,400         646,363
El Paso Corporation                                           12.000     12/12/13          55,000          49,376          59,675
Ford Motor Credit Co.                                          8.000     06/01/14         275,000         226,179         224,125
Gencorp, Inc.                                                  9.500     08/15/13         259,000         259,000         191,660
Goodyear Tire & Rubber Co.                                    10.500     05/15/16         100,000          95,900         101,000
Graham Packaging Corporation                                   8.500     10/15/12         280,000         268,800         270,200
Great Lakes Dredge & Dock Corporation                          7.750     12/15/13       1,000,000         948,750         857,500
Hawker Beechcraft Acquisition Co.                              9.750     04/01/17       1,000,000       1,008,678         420,000
Hughes Network Systems                                         9.500     04/15/14       1,325,000       1,345,143       1,291,875
Inergy LP                                                      8.250     03/01/16         470,000         480,621         447,675
Intelsat Bermuda Ltd.                                          9.250     06/15/16       1,365,000       1,410,412       1,208,025
Interline Brands, Inc.                                         8.125     06/15/14       1,300,000       1,291,107       1,280,500
Kar Holdings, Inc.                                             8.750     05/01/14          50,000          50,000          42,875
Leucadia National Corporation                                  7.000     08/15/13         450,000         450,703         414,000
Liberty Media Corporation                                      5.700     05/15/13       1,000,000         951,610         865,000
Manitowoc Company, Inc.                                        7.125     11/01/13         200,000         200,000         147,750
Mariner Energy, Inc.                                          11.750     06/30/16         160,000         155,350         159,200
Markwest Energy Operating Co.                                  6.875     11/01/14         950,000         930,563         793,250
Markwest Energy Operating Co.                                  8.750     04/15/18         125,000         123,979         108,125
Mediacom Broadband LLC                                         8.500     10/15/15       1,250,000         975,000       1,190,625
N R G Energy, Inc.                                             8.500     06/15/19         200,000         196,696         193,000
Newark Group, Inc.                                             9.750     03/15/14         850,000         796,863          18,063

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               29

June 30, 2009
(Unaudited)

                                                             INTEREST      DUE         PRINCIPAL
CORPORATE PUBLIC SECURITIES: (A) (Continued)                   RATE        DATE         AMOUNT           COST        MARKET VALUE
                                                              ------     --------    ------------    ------------    ------------
Nortek, Inc.                                                  10.000%    12/01/13    $    175,000    $    173,175    $    140,438
North American Energy Partners                                 8.750     12/01/11       1,165,000       1,172,181       1,013,550
O E D Corp./Diamond Jo Company Guarantee                       8.750     04/15/12       1,000,000         985,960         895,000
Owens Corning, Inc.                                            9.000     06/15/19          55,000          54,112          53,350
Pliant Corporation                                            11.125     09/01/09         550,000         539,000           1,375
Pliant Corporation (C)                                        11.850     07/15/09       1,111,500       1,079,596         741,926
Polypore, Inc.                                                 8.750     05/15/12       1,460,000       1,410,050       1,293,925
Pregis Corporation                                            12.375     10/15/13       1,000,000         981,490         745,000
Quebecor Media, Inc.                                           7.750     03/15/16       1,050,000         978,235         951,563
Rental Service Corporation                                     9.500     12/01/14         500,000         484,253         401,250
Rock-Tenn Co.                                                  9.250     03/15/16       1,075,000       1,113,470       1,093,813
Scholastic Corporation                                         5.000     04/15/13       1,500,000       1,278,750       1,222,500
Seneca Gaming Corporation                                      7.250     05/01/12         500,000         477,500         432,500
Sheridan Acquisition Corporation                              10.250     08/15/11         375,000         370,001         225,000
Stanadyne Corporation                                         10.000     08/15/14       1,500,000       1,500,000       1,170,000
Stewart & Stevenson LLC                                       10.000     07/15/14       1,465,000       1,495,147       1,230,600
T X U Energy Company LLC                                      10.250     11/01/15       1,250,000       1,261,241         778,125
Tekni-Plex, Inc.                                               8.750     11/15/13         650,000         654,186         377,813
Tenneco, Inc.                                                  8.125     11/15/15       1,100,000         540,000         869,000
Texas Industries, Inc.                                         7.250     07/15/13          70,000          70,000          62,825
Time Warner Telecom Holdings                                   9.250     02/15/14       1,000,000       1,008,275         992,500
Titan International, Inc.                                      8.000     01/15/12       1,070,000       1,062,100         968,350
Transdigm, Inc.                                                7.750     07/15/14         500,000         503,229         475,000
Trimas Corporation                                             9.875     06/15/12       1,073,000         982,375         922,780
Tube City IMS Corporation                                      9.750     02/01/15       1,500,000       1,483,896         918,750
United Components, Inc.                                        9.375     06/15/13       1,080,000       1,080,326         685,800
United Rentals, Inc.                                           6.500     02/15/12       1,125,000         815,625       1,091,250
Videotron, Ltd.                                                9.125     04/15/18          40,000          39,373          40,650
Virgin Media Finance PLC                                       9.125     08/15/16       1,380,000       1,412,503       1,328,250
Vought Aircraft Industries                                     8.000     07/15/11       1,150,000       1,115,399         718,750
Waste Services, Inc.                                           9.500     04/15/14       1,100,000       1,117,608       1,036,750
                                                                                                     ------------    ------------
  TOTAL BONDS                                                                                          49,125,836      41,502,267
                                                                                                     ------------    ------------

---------------------------------------------------------------------------------------------------------------------------------
30

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)
June 30, 2009
(Unaudited)

                                                                                       SHARES OR
                                                             INTEREST      DUE         PRINCIPAL
CORPORATE PUBLIC SECURITIES: (A) (Continued)                   RATE        DATE         AMOUNT           COST        MARKET VALUE
                                                              ------     --------    ------------    ------------    ------------
COMMON STOCK - 1.26%
Chase Packaging Corporation (B)                                                             9,541    $       --      $        954
CKX, Inc. (B)                                                                              97,500         784,875         691,275
Directed Electronics, Inc. (B)                                                            368,560       1,856,534          40,541
El Paso Corporation (B)                                                                    65,000         808,362         599,950
EnerNOC, Inc. (B)                                                                          43,826       1,198,807         949,709
ITC^DeltaCom, Inc. (B)                                                                    178,666       1,563,328         178,666
Intrepid Potash, Inc. (B)                                                                     365          11,680          10,249
Supreme Industries, Inc.                                                                  125,116         267,322         200,184
                                                                                                     ------------    ------------
  TOTAL COMMON STOCK                                                                                    6,490,908       2,671,528
                                                                                                     ------------    ------------

CONVERTIBLE BONDS - 0.02%
Citadel Broadcasting Corporation                               4.000%    02/15/11    $    583,000         452,554          37,895
                                                                                                     ------------    ------------
  TOTAL CONVERTIBLE BONDS                                                                                 452,554          37,895
                                                                                                     ------------    ------------


TOTAL CORPORATE PUBLIC SECURITIES                                                                    $ 56,069,298    $ 44,211,690
                                                                                                     ------------    ------------

                                                             INTEREST      DUE         PRINCIPAL
SHORT-TERM SECURITIES:                                      RATE/YIELD^    DATE         AMOUNT           COST        MARKET VALUE
                                                              ------     --------    ------------    ------------    ------------

COMMERCIAL PAPER - 1.54%
Public Service Electric & Gas                                  0.400%    07/01/09    $  3,275,000    $  3,275,000    $  3,275,000
                                                                                                     ------------    ------------
  TOTAL SHORT-TERM SECURITIES                                                                        $  3,275,000    $  3,275,000
                                                                                                     ------------    ------------
TOTAL INVESTMENTS                                             111.28%                                $281,602,960    $236,160,888
                                                                                                     ============    ------------
  Other Assets                                                  3.44                                                    7,297,314
  Liabilities                                                 (14.72)                                                 (31,239,082)
                                                              ------                                                 ------------
TOTAL NET ASSETS                                              100.00%                                                $212,219,120
                                                              ======                                                 ============

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.
(C) Variable rate security; rate indicated is as of 06/30/09.
(D) Defaulted security; interest not accrued.
(E) Illiquid securities. At June 30, 2009, the value of these securities amounted to $178,434,469 or 84.08% of net assets.
(F) Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
^ Effective yield at purchase
PIK Payment-in-kind

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               31

June 30, 2009
(Unaudited)

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value                                                          Market Value
                                                ------------                                                          ------------
AEROSPACE - 3.53%                                                     BUILDINGS & REAL ESTATE - 1.12%
Gencorp, Inc.                                   $    191,660          K W P I Holdings Corporation                    $  1,999,830
Hughes Network Systems                             1,291,875          Owens Corning, Inc.                                   53,350
P A S Holdco LLC                                   3,099,794          Texas Industries, Inc.                                62,825
Transdigm, Inc.                                      475,000          TruStile Doors, Inc.                                 266,043
Visioneering, Inc.                                 1,704,417                                                          ------------
Vought Aircraft Industries                           718,750                                                             2,382,048
                                                ------------                                                          ------------
                                                   7,481,496          CHEMICAL, PLASTICS & RUBBER - 0.13%
                                                ------------          Capital Specialty Plastics, Inc.                     279,466
AUTOMOBILE - 4.63%                                                                                                    ------------
American Tire Distributor                            677,500          CONSUMER PRODUCTS - 7.54%
Fuel Systems Holding Corporation                        --            Aero Holdings, Inc.                                3,601,594
Goodyear Tire & Rubber Co.                           101,000          Bravo Sports Holding Corporation                   2,194,363
Jason, Inc.                                          578,212          G F S I, Inc.                                        529,100
Nyloncraft, Inc.                                     609,375          K N B Holdings Corporation                         2,277,505
Ontario Drive & Gear Ltd.                          1,133,937          Kar Holdings, Inc.                                    42,875
Qualis Automotive LLC                              1,733,973          Momentum Holding Co.                                 485,306
Tenneco, Inc.                                        869,000          R A J Manufacturing Holdings LLC                   2,467,126
Titan International, Inc.                            968,350          Royal Baths Manufacturing Company                  1,001,696
Transtar Holding Company                           2,473,032          The Tranzonic Companies                            3,389,779
United Components, Inc.                              685,800          Walls Industries, Inc.                                  --
                                                ------------                                                          ------------
                                                   9,830,179                                                            15,989,344
                                                ------------                                                          ------------
BEVERAGE, DRUG & FOOD - 4.54%                                         CONTAINERS, PACKAGING & GLASS - 4.36%
Aramark Corporation                                  647,500          Berry Plastics Corporation                           441,250
Golden County Foods Holding, Inc.                  1,704,533          Chase Packaging Corporation                              954
Hospitality Mints Holding Company                  2,400,419          Flutes, Inc.                                         459,193
Specialty Commodities, Inc.                        2,614,981          Graham Packaging Corporation                         270,200
Vitality Foodservice, Inc.                         2,272,599          Maverick Acquisition Company                         698,890
                                                ------------          P I I Holding Corporation                          2,843,133
                                                   9,640,032          Packaging Dynamics Corporation of America            396,000
                                                ------------          Paradigm Packaging, Inc.                           2,220,223
BROADCASTING & ENTERTAINMENT - 3.11%                                  Pliant Corporation                                   743,301
Charter Communications Op LLC                      1,299,375          Pregis Corporation                                   745,000
Citadel Broadcasting Corporation                      37,895          Solo Cup Co.                                          55,179
CKX, Inc.                                            691,275          Tekni-Plex, Inc.                                     377,813
Interpublic Group of Companies                        76,125          Vitex Packaging Group, Inc.                             --
Liberty Media Corporation                            865,000                                                          ------------
Mediacom Broadband LLC                             1,190,625                                                             9,251,136
Speedway Motorsports, Inc.                            70,875                                                          ------------
Virgin Media Finance PLC                           1,328,250
Workplace Media Holding Co.                        1,036,636
                                                ------------
                                                   6,596,056
                                                ------------

----------------------------------------------------------------------------------------------------------------------------------
32

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)
June 30, 2009
(Unaudited)

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value                                                           Market Value
                                                ------------                                                          ------------
DISTRIBUTION - 1.91%                                                  ELECTRONICS - 0.92%
Duncan Systems, Inc.                            $  1,548,231          Connecticut Electric, Inc.                      $  1,915,163
F C X Holdings Corporation                         2,512,251          Directed Electronics, Inc.                            40,541
                                                ------------                                                          ------------
                                                   4,060,482                                                             1,955,704
                                                ------------                                                          ------------
DIVERSIFIED/CONGLOMERATE, MANUFACTURING -                             FARMING & AGRICULTURE - 1.31%
10.65%                                                                Waggin' Train Holdings LLC                         2,776,218
A H C Holding Company, Inc.                        2,633,225                                                          ------------
Activant Solutions, Inc.                             115,875          FINANCIAL SERVICES - 0.90%
Arrow Tru-Line Holdings, Inc.                      1,383,511          Ford Motor Credit Co.                                224,125
C D N T, Inc.                                      1,357,574          General Motors Acceptance Corporation                794,625
Douglas Dynamics LLC                                 787,800          Hawker Beechcraft Acquisition Co.                    420,000
Great Lakes Dredge & Dock Corporation                857,500          Highgate Capital LLC                                    --
K P I Holdings, Inc.                               1,732,013          Leucadia National Corporation                        414,000
MEGTEC Holdings, Inc.                              2,495,040          Preferred Blocker, Inc.                               61,499
Milwaukee Gear Company                             2,587,760                                                          ------------
Nortek, Inc.                                         140,438                                                             1,914,249
Pearlman Enterprises, Inc.                              --                                                            ------------
Polypore, Inc.                                     1,293,925          HEALTHCARE, EDUCATION & CHILDCARE - 6.18%
Postle Aluminum Company LLC                          619,322          A T I Acquisition Company                          4,388,315
Radiac Abrasives, Inc.                             2,875,960          American Hospice Management Holding LLC            3,740,664
Trimas Corporation                                   922,780          Community Health Systems, Inc.                     1,176,000
Truck Bodies & Equipment International               708,895          F H S Holdings LLC                                 1,195,313
Xaloy Superior Holdings, Inc.                      2,076,736          H C A, Inc.                                           35,788
                                                ------------          Synteract Holdings Corporation                     2,578,385
                                                  22,588,354          Touchstone Health Partnership                           --
                                                ------------                                                          ------------
DIVERSIFIED/CONGLOMERATE, SERVICE - 9.50%                                                                               13,114,465
A W X Holdings Corporation                         1,363,914                                                          ------------
Advanced Technologies Holdings                     2,640,297          HOME & OFFICE FURNISHINGS, HOUSEWARES, AND
Apex Analytix Holding Corporation                  1,969,920          DURABLE CONSUMER PRODUCTS - 9.52%
Clough, Harbour, and Associates                    2,735,055          Connor Sport Court International, Inc.             2,603,184
Corrections Corporation of America                   147,750          H M Holding Company                                     --
Crane Rental Corporation                           2,584,511          Home Decor Holding Company                         2,195,475
Diversco, Inc./DHI Holdings, Inc.                  1,319,430          Justrite Manufacturing Acquisition Co.             1,789,114
Dwyer Group, Inc.                                  1,536,565          K H O F Holdings, Inc.                             2,509,872
Fowler Holding, Inc.                                    --            Monessen Holding Corporation                       2,496,425
Insurance Claims Management, Inc.                    143,068          Stanton Carpet Holding Co.                         2,257,847
Interline Brands, Inc.                             1,280,500          Transpac Holdings Company                          1,507,055
Mail Communications Group, Inc.                    1,356,550          U M A Enterprises, Inc.                            1,771,988
Nesco Holdings Corporation                         3,046,647          U-Line Corporation                                 1,599,785
Pearlman Enterprises, Inc.                              --            Wellborn Forest Holding Co.                        1,463,063
Videotron, Ltd.                                       40,650                                                          ------------
                                                ------------                                                            20,193,808
                                                  20,164,857                                                          ------------
                                                ------------

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                                                                                                                                33

June 30, 2009
(Unaudited)

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value                                                           Market Value
                                                ------------                                                          ------------
LEISURE, AMUSEMENT, ENTERTAINMENT - 3.68%                             MINING, STEEL, IRON & NON PRECIOUS METALS -
A M C Entertainment, Inc.                       $  1,981,013          1.76%
Bally Total Fitness Holding Corporation                   10          T H I Acquisition, Inc.                         $  2,621,148
Harrah's Operating Escrow LLC                        307,125          Teck Cominco, Ltd.                                   201,200
MGM Mirage, Inc.                                     126,188          Tube City IMS Corporation                            918,750
O E D Corp/Diamond Jo Company Guarantee              895,000                                                          ------------
Savage Sports Holding, Inc.                        2,685,783                                                             3,741,098
Seneca Gaming Corporation                            432,500                                                          ------------
Ticketmaster Entertainment, Inc.                     445,000          NATURAL RESOURCES - 1.22%
Tunica-Biloxi Gaming Authority                       946,000          Appleton Papers, Inc.                                195,000
                                                ------------          Cenveo Corporation                                   985,000
                                                   7,818,619          Intrepid Potash, Inc.                                 10,249
                                                ------------          Rock-Tenn Co.                                      1,093,813
MACHINERY - 10.53%                                                    SandRidge Energy, Inc.                               307,800
A S A P Industries LLC                             1,302,029                                                          ------------
Davis-Standard LLC                                 3,219,712                                                             2,591,862
E S P Holdco, Inc.                                 2,313,240                                                          ------------
Integration Technology Systems, Inc.                    --            OIL & GAS - 2.08%
K-Tek Holdings Corporation                         2,770,488          Basic Energy Services                                178,875
M V I Holding, Inc.                                1,310,799          Brigham Exploration Co.                              822,000
Manitowoc Company, Inc.                              147,750          Chaparral Energy, Inc.                               930,000
Morton Industrial Group, Inc.                           --            Denbury Resources, Inc.                               51,375
Navis Global                                         304,039          Mariner Energy, Inc.                                 159,200
NetShape Technologies, Inc.                        1,274,705          North American Energy Partners                     1,013,550
Pacific Consolidated Holdings LLC                  1,271,176          Total E & S, Inc.                                  1,257,621
Power Services Holding Company                     2,736,591                                                          ------------
R E I Delaware Holding, Inc.                       2,532,981                                                             4,412,621
Safety Speed Cut Manufacturing Company, Inc.         553,136                                                          ------------
Stanadyne Corporation                              1,170,000          PHARMACEUTICALS - 1.28%
Stewart & Stevenson LLC                            1,230,600          CorePharma LLC                                     2,709,818
Supreme Industries, Inc.                             200,184                                                          ------------
                                                ------------          PUBLISHING/PRINTING - 1.14%
                                                  22,337,430          Newark Group, Inc.                                    18,063
                                                ------------          Quebecor Media, Inc.                                 951,563
MEDICAL DEVICES/BIOTECH - 3.75%                                       Scholastic Corporation                             1,222,500
Coeur, Inc.                                        1,304,370          Sheridan Acquisition Corporation                     225,000
E X C Acquisition Corporation                        313,166                                                          ------------
ETEX Corporation                                        --                                                               2,417,126
MedSystems Holdings LLC                            1,301,453                                                          ------------
MicroGroup, Inc.                                   3,818,060          RETAIL STORES - 0.91%
OakRiver Technology, Inc.                          1,227,864          Olympic Sales, Inc.                                  265,814
TherOX, Inc.                                            --            Rental Service Corporation                           401,250
                                                ------------          Rite Aid Corporation                                  60,000
                                                   7,964,913          United Rentals, Inc.                               1,211,250
                                                ------------                                                          ------------
                                                                                                                         1,938,314
                                                                                                                      ------------

----------------------------------------------------------------------------------------------------------------------------------
34

                                                  MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED)
June 30, 2009
(Unaudited)

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value                                                           Market Value
                                                ------------                                                          ------------
TECHNOLOGY - 3.64%                                                    WASTE MANAGEMENT / POLLUTION - 2.59%
Compucom Systems, Inc.                          $  1,100,575          Terra Renewal LLC                               $  2,441,243
EnerNOC, Inc.                                        949,709          Torrent Group Holdings, Inc.                       2,015,122
Sencore Holding Company                            2,616,043          Waste Services, Inc.                               1,036,750
Smart Source Holdings LLC                          3,050,706                                                          ------------
                                                ------------                                                             5,493,115
                                                   7,717,033                                                          ------------
                                                ------------
TELECOMMUNICATIONS - 3.33%
All Current Holding Company                        1,264,861          TOTAL INVESTMENTS - 111.28%                     $236,160,888
Cincinnati Bell, Inc.                                805,500                                                          ============
Intelsat Bermuda Ltd.                              1,208,025
ITC^DeltaCom, Inc.                                   178,666
Telecorps Holdings, Inc.                           2,626,560
Time Warner Telecom Holdings                         992,500
                                                ------------
                                                   7,076,112
                                                ------------
TRANSPORTATION - 1.91%
NABCO, Inc.                                          407,710
RailAmerica, Inc.                                    289,500
Tangent Rail Corporation                           3,357,835
                                                ------------
                                                   4,055,045
                                                ------------
UTILITIES - 3.61%
Dynegy Holdings, Inc.                                646,363
El Paso Corporation                                  659,625
Inergy LP                                            447,675
Intergen NV                                          710,625
Markwest Energy Operating Co.                        959,475
N R G Energy, Inc.                                   193,000
Public Service Electric & Gas                      3,275,000
T X U Energy Company LLC                             778,125
                                                ------------
                                                   7,669,888
                                                ------------








See Notes to Consolidated Financial Statements
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

1. HISTORY

   MassMutual Corporate Investors (the "Trust") commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

   The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations with equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

   On January 27,1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("MMCI Subsidiary Trust") for the purpose of holding certain investments. The results of MMCI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the federal tax consequences of the MMCI Subsidiary Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

   A. VALUATION OF INVESTMENTS:

   Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

   Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities which may be effected immediately if the market is adequate, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"), or pursuant to a transaction that is exempt from registration under the 1933 Act.

   The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees at the time of its acquisition and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of a security held by the Trust; an estimate of the existence and the extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

   When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the 1933 Act and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

   The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust,

--------------------------------------------------------------------------------
36

                                                  MassMutual Corporate Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS(CONTINUED)
(UNAUDITED)

   including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In making valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

   The consolidated financial statements include private placement restricted securities valued at $178,434,469 (84.08% of net assets) as of June 30, 2009 whose values have been estimated by the Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

   The values for Rule 144A restricted securities and corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of June 30, 2009, subject to discount where appropriate, and are approved by the Trustees.

   Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

   Effective January 1, 2008, the Trust adopted FASB Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance.

   Various inputs are used in determining the value of the Trust's investments. Using the hierarchy established under FAS 157, these inputs are summarized in the three broad levels listed below:

       Level 1: quoted prices in active markets for identical securities

       Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

       Level 3: significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

   The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   The following is a summary of the inputs used to value the Trust's net assets as of June 30, 2009:

ASSETS                        TOTAL         LEVEL 1     LEVEL 2       LEVEL 3
--------------------------------------------------------------------------------
Restricted Securities     $188,674,198    $      --   $10,239,729   $178,434,469
Public Securities           44,211,690     2,671,528   41,540,152             10
Short-term Securities        3,275,000           --     3,275,000            --
--------------------------------------------------------------------------------
TOTAL                     $236,160,888    $2,671,528  $55,054,881   $178,434,479

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                           RESTRICTED      PUBLIC      SHORT-TERM
ASSETS                     SECURITIES    SECURITIES    SECURITIES      TOTAL
--------------------------------------------------------------------------------
Beginning balance
at 12/31/2008            $182,799,290        $260         $ --     $182,799,550

Total gains or losses
(realized/unrealized)
included in earnings*     (11,546,700)       (250)          --      (11,546,950)

Purchases, sales,
issuances &
settlements (net)           7,181,879          --           --        7,181,879

Transfers in and /
or out of Level 3                 --           --           --              --
--------------------------------------------------------------------------------
ENDING BALANCE
AT 06/30/2009            $178,434,469        $ 10         $ --     $178,434,479

* The amount of net losses for the period included in earnings attributable to the change in unrealized gains or losses relating to Level 3 assets still held at 06/30/09 is $(11,813,943).

   B. ACCOUNTING FOR INVESTMENTS:

   Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   C. USE OF ESTIMATES:

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
--------------------------------------------------------------------------------

(UNAUDITED)

   D. FEDERAL INCOME TAXES:

   The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon or distribute all or a portion of such net gains.

   The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's PRO RATA share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMCI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

   The MMCI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the MMCI Subsidiary Trust, all of the MMCI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the six months ended June 30, 2009, the MMCI Subsidiary Trust has accrued income tax expense of $10,479.

   In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109 ("FIN 48"). Management has analyzed the Trust's tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for uncertain income tax positions would be required in the Trust's financial statements. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

   E. DISTRIBUTIONS TO SHAREHOLDERS:

   The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

   F. EXPENSE REDUCTION:

   Citibank, N.A. ("Citibank") serves as custodian to the Trust. Pursuant to the custodian agreement, Citibank receives a fee reduced by credits on cash balances the Trust maintains with Citibank. All credit balances, if any, used to reduce the Trust's custodian fees are reported as fees paid indirectly on the Statement of Operations. For the six months ended June 30, 2009, there were no credit balances used to reduce custodian fees.

3. INVESTMENT SERVICES CONTRACT

   A. SERVICES:

   Under an Investment Services Contract (the "Contract") with the Trust, Babson Capital agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

   B. FEE:

   For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

   C. BASIS FOR BOARD RENEWAL OF CONTRACT:

   At a meeting of the Board of Trustees held on April 24, 2009, the Trustees (including a majority of the Trustees who are not "interested persons" of the Trust or Babson Capital) unanimously approved a one year continuance of the Contract.

   Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees' legal responsibilities in connection with its review and reapproval of the Contract. The Trustees also requested and received from Babson Capital extensive written and oral information regarding among other matters: the principal terms of the Contract; the reasons why Babson Capital was proposing the continuance of the Contract; Babson Capital and its personnel; the Trust's investment performance, including comparative performance information; the nature and quality of the services provided by Babson Capital to the Trust; financial strength of Babson Capital; the fee arrangements between Babson Capital and the Trust; fee and expense information, including comparative fee and expense

--------------------------------------------------------------------------------
38

                                                  MassMutual Corporate Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS(CONTINUED)
(UNAUDITED)

   information; profitability of the advisory arrangement to Babson Capital; and "fallout" benefits to Babson Capital resulting from the Contract.

   Among other things, the Trustees discussed and considered with management (i) the aforementioned guidance provided by Ropes & Gray LLP and the information provided by Babson Capital prior to the meeting and (ii) the reasons Babson Capital put forth in support of its recommendation that the Trustees approve the continuance of the Contract. These considerations are summarized below.

   NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY BABSON CAPITAL TO THE TRUST

   In evaluating the scope and quality of the services provided by Babson Capital, the Trustees considered, among other factors: (i) the scope of services required to be provided by Babson Capital under the Contract; (ii) Babson Capital's ability to find and negotiate private placement securities having equity features that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Babson Capital's staff; (iv) the strength of Babson Capital's financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the expansion of the scope of services provided by Babson Capital as a result of recent regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Babson Capital, and expected to be provided in the future, under the renewed Contract.

   INVESTMENT PERFORMANCE

   The Board also examined the Trust's short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed such indices for the 1-, 3-, 5-, and 10-year periods. In addition, the Trustees considered comparisons of the Trust's performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/ or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Lipper closed-end bond universe. It was acknowledged that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments due to the fact that business development companies often report returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust's absolute and relative performance over time have been sufficient to warrant renewal of the Contract.

   ADVISORY FEE/COST OF SERVICES PROVIDED AND PROFITABILITY/MANAGER'S "FALL-OUT" BENEFITS

   In connection with the Trustees' consideration of the advisory fee paid by the Trust to Babson Capital under the Contract, Babson Capital noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than MassMutual Participation Investors, which also is advised by Babson Capital. Under the terms of its Investment Advisory and Administrative Services Contract, MassMutual Participation Investors is charged a quarterly investment advisory fee of 0.225% of net asset value as of the end of each quarter, which is approximately equal to .90% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Babson Capital to Tower Square Capital Partners, L.P., Tower Square Capital Partners II, L.P., and Tower Square Capital Partners III, L.P., each a private mezzanine fund also managed by Babson Capital.

   At the request of the Trustees, Babson Capital provided information concerning the profitability of Babson Capital's advisory relationship with the Trust. The Trustees also considered the non-economic benefits Babson Capital and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust's portfolio transactions used by Babson Capital for third-party soft dollar arrangements. The Trustees recognized that Babson Capital should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Babson Capital's historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee structure under the Contract is reasonable.
--------------------------------------------------------------------------------

(UNAUDITED)

   ECONOMIES OF SCALE

   Finally, the Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees also examined the breakpoint features of selected competitive funds and noted that the minimum starting point for fee reductions in those funds was at least $200 million, the value of the Trust's current net assets. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust's current size and closed-end fund structure.

4. SENIOR SECURED INDEBTEDNESS

   MassMutual holds the Trust's $30,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on November 15, 2007. The Note, is due November 15, 2017 and accrues interest at 5.28% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2009, the Trust incurred total interest expense on the Note of $792,000.

   The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5. PURCHASES AND SALES OF INVESTMENTS

                                                  FOR THE SIX
                                                 MONTHS ENDED
                                                  06/30/2009
                                            COST OF     PROCEEDS FROM
                                          INVESTMENTS      SALES OR
                                            ACQUIRED     MATURITIES
                                            --------     ----------
   Corporate restricted securities       $ 17,490,357   $ 9,119,396
   Corporate public securities              2,036,511     8,596,097

   The aggregate cost of investments is substantially the same for financial reporting and federal income tax purposes as of June 30, 2009. The net unrealized depreciation of investments for financial reporting and federal tax purposes as of June 30, 2009 is $45,442,072 and consists of $18,160,874 appreciation and $63,602,946 depreciation.

6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS

                                                MARCH 31, 2009
                                            AMOUNT        PER SHARE
                                            ------        ---------
   Investment income                     $ 6,499,219
   Net investment income                   5,338,941        $ 0.57
   Net realized and unrealized
   loss on investments (net of taxes)    (13,236,961)        (1.42)


                                                 JUNE 30, 2009
                                            AMOUNT        PER SHARE
                                            ------        ---------
   Investment income                     $ 5,866,032
   Net investment income                   4,582,972        $ 0.49
   Net realized and unrealized
   gain on investments (net of taxes)     12,423,184          1.34

7. RESULTS OF SHAREHOLDER MEETING

   The Annual Meeting of Shareholders was held on Friday, April 24, 2009. The Shareholders were asked to vote to elect as trustees William J. Barrett, Martin T. Hart, and Clifford M. Noreen for three year terms. The Shareholders approved the proposals. The Trust's other trustees, Donald E. Benson, Michael
   H. Brown, Donald Glickman, Robert E. Joyal, Corine T. Norgaard, and Maleyne
   M. Syracuse continued to serve their respective terms following the April 24, 2009 Annual Shareholders Meeting. The results of the Shareholder voting are set forth below.

                                                                 % OF SHARES
   SHARES FOR              WITHHELD             TOTAL             VOTED FOR
   William J. Barrett
   7,564,750                220,353           7,785,103             97.17%

   Martin T. Hart
   7,565,857                219,246           7,785,103             97.18%

   Clifford M. Noreen
   7,533,358                251,745           7,785,103             96.77%

--------------------------------------------------------------------------------
40

                                                  MassMutual Corporate Investors

MEMBERS OF THE BOARD OF TRUSTEES

Donald Glickman

Robert E. Joyal

William J. Barrett

Michael H. Brown*

Donald E. Benson*

Dr. Corine T. Norgaard*

Clifford M. Noreen

Martin T. Hart

Maleyne M. Syracuse

*Member of the Audit Committee


OFFICERS

Clifford M. Noreen
Chairman

Michael L. Klofas
President

James M. Roy
Vice President & Chief
Financial Officer

Patricia J. Walsh
Vice President, Secretary
& Chief Legal Officer

Jill A. Fields
Vice President

Michael P. Hermsen
Vice President

Mary Wilson Kibbe
Vice President

Richard E. Spencer, II
Vice President

Daniel J. Florence
Treasurer

John T. Davitt, Jr.
Comptroller

Melissa M. LaGrant
Chief Compliance Officer

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MassMutual Corporate Investors offers a Dividend Reinvestment and Share Purchase Plan ("the Plan"). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to Shareholder Financial Services, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distributions.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in anyway, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.) Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Transfer Agent for MassMutual Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 173673, Denver, CO 80217-3673.

[LOGO]

MassMutual

Corporate Investors


















CI3554

ITEM 2.  CODE OF ETHICS.

         Not applicable to this filing.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable to this filing.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable to this filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable to this filing.

ITEM 6.  SCHEDULE OF INVESTMENTS

         A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to this filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to this filing. There have been no changes in any of the Portfolio Managers identified in the Registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

        (a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

               None.

        (a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

               Attached hereto as EX-99.31.1
               Attached hereto as EX-99.31.2

        (a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

               Not applicable for this filing.

        (b)    CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

               Attached hereto as EX-99.32

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   MassMutual Corporate Investors
                ----------------------------------
By:             /s/ Michael L. Klofas
                ----------------------------------
                Michael L. Klofas, President
                ----------------------------------
Date:           September 9, 2009
                ----------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:             /s/ Michael L. Klofas
                ----------------------------------
                Michael L. Klofas, President
                ----------------------------------
Date:           September 9, 2009
                ----------------------------------
By:             /s/ James M. Roy
                ----------------------------------
                James M. Roy, Vice President and
                Chief Financial Officer
                ----------------------------------
Date:           September 9, 2009
                ------------------------------